                                                                   Exhibit 10.3

                          Supplemental Agreement No. 1

                                       to

                          Purchase Agreement No. 1810

                                    between

                               The Boeing Company

                                      and

                             SOUTHWEST AIRLINES CO.

                   Relating to Boeing Model 737-7H4 Aircraft


             THIS SUPPLEMENTAL AGREEMENT, entered into as of February 26, 1997, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in City of Dallas, State of Texas (Buyer);

             WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

             WHEREAS, the parties desire to supplement the Agreement as hereinafter set forth to update the description of the Aircraft, revise the price for Special Features, Aircraft Basic Price and Advance Payment Base Price, delete any reference to Program Changes, update Exhibit A, change the warranty period in Exhibit B Part A, revise the Option Aircraft letter agreement, update the performance guarantees, revise the number of flight test hours, revise the training letter agreement, revise program changes in the Other Matters letter agreement, add new letter agreements for additional considerations, galley interchangeability, service ready validation program field test, escalation sharing, amortization of costs for customer unique changes, maintenance training and a price reconciliation for the Aircraft Basic Price .

             NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:



                                   SA-1-1

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Article 1, entitled "Subject Matter of Sale," paragraph 1.1 entitled "The Aircraft" is deleted in its entirety and replaced by a new paragraph 1.1. Such new paragraph 1.1 provides a new date of October 30, 1996 for the Boeing Detail Specification. Such new page 1-1 is attached hereto and incorporated into the Agreement by this reference.

3. Article 3, entitled "Price of Aircraft", paragraph 3.2 entitled "Aircraft Basic Price" is revised by ***. Paragraph 3.3 entitled "Aircraft Price," subparagraph 3.3.1 is revised ***. Such new paragraph 3.2 and subparagraph
3.3.1 provide the new Aircraft Basic Price for the Aircraft. Paragraph 3.4 entitled "Advance Payment Base Price," subparagraph 3.4.1 entitled "Advance Payment Base Price" is revised by updating the Advance Payment Base Prices because of the new Aircraft Basic Price and by using current escalation factors as of the date of this Supplemental Agreement. Such new pages 3-1 and 3-2 are attached hereto and incorporated into the Agreement by this reference.

4. Article 7, entitled "Changes to the Detail Specification," paragraph 7.2 "Program Changes" is deleted in its entirety because Program Changes are not a part of the Agreement. Paragraph 7.3 entitled "Change Orders" becomes paragraph
7.2 and page 7-2 is deleted in its entirety. Such new page 7-1 is attached hereto and incorporated into the Agreement by this reference.

5. Exhibit A, entitled "Aircraft Configuration" is deleted in its entirety and replaced by a new Exhibit A reflecting the configuration reached between Buyer and Boeing. Such new Exhibit A is attached hereto and incorporated into the Agreement by this reference.

6. Exhibit B, entitled "Product Assurance Document," Part A entitled "Boeing Warranty," paragraph 4 entitled "Warranty Periods and Claims," subparagraphs
4.1.1 and 4.1.2 and Paragraph 8 entitled "Reimbursement for Certain Inspection Labor Costs," subparagraph 8.1.1 is revised by deleting 36 months and inserting 48 months. A new revised Part A is attached hereto and incorporated into the Agreement by this reference.

7. Letter Agreement No. 6-1162-RLL-933 entitled "Option Aircraft" is deleted in its entirety and replaced with




                                   SA-1-2

Letter Agreement No. 6-1162-RLL-933R1 attached hereto and incorporated herein by this reference. The letter agreement was revised by adding four (4) Option Aircraft in the preamble for a total of sixty-seven (67) Option Aircraft.
Article 1, entitled "Delivery of Option Aircraft" is revised by adding two (2) each 737-7H4 Option Aircraft to the Block G delivery stream in the months August and October 1999. Article 2 entitled "Delivery of Rollover Option Aircraft," subparagraph 2.2.1 is revised by changing the quantity of Option Aircraft from sixty-three (63) to sixty-seven (67). *** August and October 1999. Paragraph 5 entitled "Option Exercise," subparagraph 5.2 is revised by deleting in the last sentence of the paragraph the words advance payment and inserting the words option deposit. A new paragraph 8 entitled "Confidential Treatment" is added to the body of the letter agreement. Attachment A, Paragraph 1 entitled "Option Aircraft Description and Changes", subparagraph
1.1 entitled "Aircraft Description" is revised by inserting a new date for the Detail Specification and deleting reference to items 1, 2, and subparagraphs a, b, c, and d. The configuration items listed in paragraphs 1, 2, and subparagraphs a, b, c, and d are now included in the Detail Specification with the new date. Paragraph 1.3 entitled "Program Changes" is deleted in its entirety because Program Changes are no longer a part of the Agreement. Paragraph 1.4 entitled "Effect of Changes" becomes paragraph 1.3. Paragraph 2 entitled "Price Description," subparagraph 2.1 entitled "Price Elements Per Aircraft" is revised by adding the August and October 1999 Option Aircraft to the Aircraft Delivery Mo. and Yr. column and by deleting the Aircraft and Estimated Special Features Price, Estimated Escalation and Advance Payment Base Price Columns and replacing the columns with the respective new pricing elements. Paragraph 2 entitled "Price Description," paragraph 2.3 entitled "Price Adjustments for Option Aircraft Delivering from January 2002 through December 2006," subparagraph 2.3.5 entitled "Base Price Adjustments," is revised by ***.

8. Letter Agreement No. 6-1162-RLL-934 entitled "Disclosure of Confidential Information" is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL- 934R1 which is attached hereto and incorporated herein by this reference. The letter agreement was revised to update the list of confidential letter agreements.

9. Letter Agreement No. 6-1162-RLL-935 entitled *** is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-935R1 which is attached hereto and incorporated herein by this reference. The letter agreement was revised to ***.




                                   SA-1-3

10. Letter Agreement No. 6-1162-RLL-936 entitled "Certain Contractual Matters," is deleted in its entirety and replaced with Letter Agreement No.
6-1162-RLL-936R1 which is attached hereto and incorporated herein by this reference. ***

11. Letter Agreement No. 6-1162-RLL-939 entitled *** is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-939R1 which is attached hereto and incorporated herein by this reference. ***

12. Letter Agreement No. 6-1162-RLL-940 entitled *** is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-940R1 which is attached hereto and incorporated herein by this reference. The letter agreement was revised to incorporate our mutual agreement based upon ***.

13. Letter Agreement No. 6-1162-RLL-941 entitled "Other Matters," is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-941R1 which is attached heroto and incorporated herein by this reference. The letter agreement was revised by deleting paragraph 4 entitled "Program Changes" because Article
7.2 of the Agreement and Article 1.3 of Attachment A to Letter Agreement No 6-1162-RLL-933, both entitled "Program Changes" have been deleted from the Agreement.

14. Letter Agreement No. 6-1162-RLL-1855 entitled "Additional Contractual Matters" is incorporated into the Agreement by this reference.

15. Letter Agreement No. 6-1162-RLL-1856 entitled *** is incorporated into the Agreement by this reference.

16. Letter Agreement No. 6-1162-RLL-1857 entitled *** is incorporated into the Agreement by this reference.

17. Letter Agreement No. 6-1162-RLL-1858 entitled *** is incorporated into the Agreement by this reference.

18. Letter Agreement No. 6-1162-RLL-2036 entitled *** is incorporated into the Agreement by this reference.

19. Letter Agreement No. 6-1162-RLL-2037 entitled "Reconciliation of the Aircraft Basic Price" is incorporated into the Purchase Agreement by this reference.

20. Letter Agreement No. 6-1162-RLL-2073 entitled *** is incorporated into the Purchase Agreement by this reference.




                                   SA-1-4

21. This Supplemental Agreement will become effective upon its execution and the execution of Supplemental Agreement No. 22 to Purchase Agreement No. 1405.

22. Within three business days of execution of this Supplemental Agreement, Boeing will return ***.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                           SOUTHWEST AIRLINES CO.



By:     /s/ R. Leo Lyons                     By:   /s/ Gary A. Barron
    -----------------------------                ------------------------



Its:    Attorney-In-Fact                     Its:  EVP-COO
    -----------------------------                ------------------------



                                   SA-1-5

                              TABLE OF CONTENTS


                                                                Page      SA
                                                                Number   Number
                                                                ------   ------

ARTICLES
--------


1.   Subject Matter of Sale....................................  1-1       SA-1

2.   Delivery, Title and Risk
     of Loss...................................................  2-1

3.   Price of Aircraft.........................................  3-1       SA-1

4.   Taxes.....................................................  4-1

5.   Payment...................................................  5-1

6.   Excusable Delay...........................................  6-1

7.   Changes to the Detail
     Specification.............................................  7-1       SA-1

8.   Federal Aviation Requirements and
     Certificates and Export License...........................  8-1

9.   Representatives, Inspection,
     Flights and Test Data.....................................  9-1

10.  Assignment, Resale or Lease............................... 10-1

11.  Termination for Certain Events............................ 11-1

12.  Product Assurance; Disclaimer and
     Release; Exclusion of Liabilities;
     Customer Support; Indemnification
     and Insurance............................................. 12-1

13.  Buyer Furnished Equipment and
     Spare Parts............................................... 13-1

14.  Contractual Notices and Requests.......................... 14-1

15.  Miscellaneous............................................. 15-1





                                   SA-1-6

                               TABLE OF CONTENTS


                                                                       SA
                                                                     Number
                                                                     ------

EXHIBITS
--------

A                              Aircraft Configuration                 SA-1

B                              Product Assurance Document             SA-1

C                              Customer Support Document

D                              Price Adjustments Due to
                               Economic Fluctuations - Aircraft

E                              Buyer Furnished Equipment
                               Provisions Document

F                              Defined Terms Document



LETTER AGREEMENTS


1810-1                         Waiver of Aircraft Demonstration Flight










                                   SA-1-7

                                TABLE OF CONTENTS

                                                                          SA
                                                                         Number
                                                                         ------
RESTRICTED LETTER AGREEMENTS
----------------------------

6-1162-RLL-932                 Promotional Support


6-1162-RLL-933R1               Option Aircraft                            SA-1

6-1162-RLL-934R1               Disclosure of Confidential                 SA-1
                               Information

6-1162-RLL-935R1               ***                                        SA-1

6-1162-RLL-936R1               Certain Contractual Matters                SA-1

6-1162-RLL-937                 Alternate Advance Payment Schedule

6-1162-RLL-938                 ***

6-1162-RLL-939R1               ***                                        SA-1

6-1162-RLL-940R1               ***                                        SA-1

6-1162-RLL-941R1               Other Matters                              SA-1

6-1162-RLL-942                 Open Configuration Matters

6-1162-RLL-943                 Substitution Rights

6-1162-RLL-944                 Airframe Maintenance Material Cost
                               Protection Program

6-1162-RLL-945                 Comparison of 737-7H4 and 737-3H4
                               Block Fuel Burn

6-1162-RLL-1855                Additional Contractual Matters             SA-1

6-1162-RLL-1856                ***                                        SA-1

6-1162-RLL-1857                ***                                        SA-1

6-1162-RLL-1858                ***                                        SA-1





                                   SA-1-8

                            TABLE OF CONTENTS CON'T

                                                                           SA
                                                                         Number
                                                                         ------
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-2036                ***                                        SA-1

6-1162-RLL-2037                Reconciliation of the Aircraft
                               Basic Price                                SA-1

6-1162-RLL-2073                ***                                        SA-1





                                   SA-1-9

ARTICLE 1.   Subject Matter of Sale.

             1.1 The Aircraft. Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of sixty-three (63) Boeing Model 737-7H4 aircraft (the Aircraft) manufactured in accordance with Boeing Detail Specification D6-38808-1, dated October 30, 1996, as described in Exhibit A, as modified from time to time in accordance with this Agreement (Detail Specification).

             1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

             1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

             1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.




                                     1-1

ARTICLE 3.   Price of Aircraft.

             3.1  Definitions.

                  3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

                  3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

                  3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

                  3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D.

                  3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

             3.2  Aircraft Basic Price.

                  The Aircraft Basic Price, expressed in July 1992 dollars, is set forth below:

                  Base Aircraft Price:      $***
                  Special Features          $***

                  Aircraft Basic Price      $***

             3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                  3.3.1 the Aircraft Basic Price, which is ***; plus

                  3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft); plus

                  3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.




                                     3-1

             3.4  Advance Payment Base Price.

                  3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:


     Month and Year of                                Advance Payment Base
     Scheduled Delivery                               Price per Aircraft
     ------------------                               ------------------
                              Block A Aircraft ***


     October 1997                                            $
     November 1997                                           $

                              Block B Aircraft ***

     January 1998                                            $
     February 1998                                           $
     March 1998                                              $
     April 1998                                              $
     May 1998                                                $
     June 1998                                               $
     July 1998                                               $
     September 1998                                          $

                              Block C Aircraft ***

     February 1999                                           $
     May 1999                                                $
     July 1999                                               $
     September 1999                                          $

                              Block D Aircraft ***

     January 2000                                            $
     March 2000                                              $
     July 2000                                               $
     September 2000                                          $






                                     3-2

                              Block E Aircraft ***

     January 2001                                            $
     March 2001                                              $
     July 2001                                               $
     September 2001                                          $

ARTICLE 7. Changes to the Detail Specification.

       7.1 Development Changes. Boeing may, at its own expense and without Buyer's consent, incorporate Development Changes in the Detail Specification and the Aircraft prior to delivery to Buyer. Development Changes are defined as changes to the basic specification for Model 737-700 aircraft that do not affect the Aircraft Purchase Price or adversely affect Aircraft delivery, guaranteed weight, guaranteed performance or compliance with the interchangeability or replaceability requirements set forth in the Detail Specification. If Boeing makes changes pursuant to this paragraph, Boeing will promptly notify Buyer of such changes.

       7.2 Change Orders. The Detail Specification and associated provisions of this Agreement may be amended by Change Order or other written agreement, which will state the particular changes to be made and any effect on design, performance, weight, balance, time of delivery, Aircraft Basic Price and Advance Payment Base Price.


                                      15-1

                             AIRCRAFT CONFIGURATION

                                    between

                               THE BOEING COMPANY

                                      and

                             SOUTHWEST AIRLINES CO.


                  Exhibit A to Purchase Agreement Number 1810

                             AIRCRAFT CONFIGURATION

                            Dated February 26, 1997

                                  relating to

                         BOEING MODEL 737-7H4 AIRCRAFT


       The Detail Specification is Boeing Detail Specification D6-38808-1, dated October 30, 1996. Such Detail Specification will be comprised of Boeing Configuration Specification DC-38808, dated September 7, 1993, as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight
(OEW). Such Change Requests are set forth in Boeing Document D6-38808-1. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

                                                             PRICE
                                                            PER A/P
                                                            SWA3701
CR / TITLE                                                    92 $
========================================================== ===========


 0000DC3182                                                      NC
 MISCELLANEOUS DEVELOPEMENT CHANGES
 STATUS: ACCEPT

 0110CG3018                                                      IB
 737-700 CONFIGURATION
 STATUS: ACCEPT

 0160MS3171                                                      NC
 AIRPLANE IDENTIFICATION NUMBERS - SERIAL,
 REGISTRY, MODE S, FLIGHT RECORDER ID
 STATUS: ACCEPT

 0310CH3332                                                     ***
 INCREASE CERTIFIED MAXIMUM TAKEOFF WEIGHT -
 138,500 IN LIEU OF 133,000
 STATUS: ACCEPT

 0352CG3023                                                      NC
 AIRPLANE LOADING SYSTEM FOR WEIGHT AND
 BALANCE CONTROL
 STATUS: ACCEPT

 0370CH3014                                                     ***
 AIR CONDITIONING TRANSITION DUCT UNDER
 FLOOR - ADD 17 MIL DAMPING TAPE FOR NOISE
 REDUCTION
 STATUS: ACCEPT

 0370CH3019                                                     ***
 INSTALLATION OF STRINGER DAMPING FROM
 STATION 540-727
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 1110CH3003                                                      NC
 CROWN METRO EXTERIOR PAINT - BMS 10-72 TYPE
 VI SYSTEM
 STATUS: ACCEPT

 1110MP3290                                                      NC
 EXTERIOR DECORATIVE FINISH - DESOTO SERIES
 420 HIGH SOLID TOPCOAT IN LIEU OF EXISTING
 TOPCOAT
 STATUS: ACCEPT

 2123CH3042                                                     ***
 AIR CONDITIONING SYSTEM REVISION - 737-200
 TYPE GASPER SYSTEM
 STATUS: ACCEPT

 2160CG3011                                                      NC
 CABIN TEMPERATURE INDICATOR - DEGREES
 FAHRENHEIT IN LIEU OF CELSIUS
 STATUS: ACCEPT

 2210CG3204                                                     ***
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 PADDLE AUTOPILOT ENGAGE MODE CONTROL PANEL
 STATUS: ACCEPT

 2210MP3227                                                      NC
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 PUSH-BUTTON AUTOPILOT ENGAGE IN LIEU OF
 PADDLE
 STATUS: ACCEPT

 2230CH3028                                                      NC
 AUTOTHROTTLE DEACTIVATION - UNIT TO REMAIN
 INSTALLED AND BITE FEATURES OPERATIONAL
 STATUS: ACCEPT

                                                                 PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 2312CH3284                                                      NC
 DUAL VHF COMMUNICATIONS - INSTALLATION -
 BFE ALLIEDSIGNAL/GABLES ENGINEERING INC
 STATUS: ACCEPT

 2319CH3020                                                     ***
 CLAIRCOM AIR TO GROUND PASSENGER
 COMMUNICATION SYSTEM - COMPLETE BFE
 INSTALLATION PROVISIONS
 STATUS: ACCEPT

 2319MP3021                                                     ***
 CLAIRCOM PHONES - CANCEL INSTALLATION
 INTENDED FROM 2319CH3020
 STATUS: ACCEPT

 2320CH3020                                                     ***
 ATSCALL INSTALLATION - PARTIAL PROVISIONS -
 AFT ELECTRONICS PANEL
 STATUS: ACCEPT

 2321CH3498                                                     ***
 SELECTIVE CALLING EQUIPMENT - SELCAL -
 DELETE PARTIAL PROVISIONS
 STATUS: ACCEPT

 2331CH3158                                                      NC
 DELETION OF BFE MATSUSHITA PASSENGER
 ADDRESS TAPE REPRODUCER
 STATUS: ACCEPT

 2331CH3159                                                      NC
 PASSENGER ADDRESS SYSTEM - COLLINS ARINC
 700 IN LIEU OF COLLINS ARINC 560
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 2334SP3210                                                      NC
 PASSENGER ENTERTAINMENT SYSTEM (AUDIO) -
 DELETE SPACE PROVISIONS
 STATUS: ACCEPT

 2340MP3095                                                      NC
 BFE BOOM MICROPHONE/HEADSET REVISION
 STATUS: ACCEPT

 2342MP3011                                                      NC
 FLIGHT ATTENDANT HANDSET - REVISION TO
 FUNCTION AND FACEPLATE
 STATUS: ACCEPT

 2350CH3139                                                      NC
 PA MICROPHONE - ADD ELECTROVOICE P/N
 602-4183
 STATUS: ACCEPT

 2350CH3162                                                      NC
 DTMF MICROPHONE INSTALLATION - FIRST
 OBSERVER
 STATUS: ACCEPT

 2350CH3163                                                      NC
 DIGITAL AUDIO REMOTE ELECTRONICS UNIT
 REVISION TO DELETE HEADSET AURAL ALERTS
 STATUS: ACCEPT

 2350MP3220                                                      NC
 DIGITAL AUDIO REMOTE ELECTRONICS UNIT
 REVISION - ADD PREDICTIVE WINDSHEAR WITHOUT
 HEADSET AURAL ALERTS - 737-700
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 2370CG3166                                                      NC
 SOLID STATE VOICE RECORDER - INSTALLATION -
 BFE ALLIEDSIGNAL INC
 STATUS: ACCEPT

 2500CH3453                                                      NC
 DOOR WARNING STRAP - SHOCK CORD
 STATUS: ACCEPT

 2501CH3076                                                      NC
 FORWARD MODULE WITH GALLEY G1 AND LAVATORY
 LA
 STATUS: ACCEPT

 2501MP3080                                                      NC
 REVISE FORWARD MODULE WITH GALLEY G1 AND
 LAVATORY LA FROM SEAT TRACK MOUNT TO
 HARDPOINT
 STATUS: ACCEPT

 2502CH3066                                                      NC
 AFT MODULE WITH GALLEY G3, G4 AND LAVATORY
 LB
 STATUS: ACCEPT

 2502MP3069                                                      NC
 REVISE MODULE WITH GALLEY G3, G4 AND
 LAVATORY LB TO HARPOINT IN LIEU OF SEAT
 TRACK MOUNT
 STATUS: ACCEPT

 2510CH3058                                                      NC
 FLIGHT COMPARTMENT - MISCELLANEOUS
 REVISIONS
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 2510CH3059                                                      NC
 TRIP COUNTER REVISION - SFE - DEXTER WILSON
 STATUS: ACCEPT

 2510CH3060                                                      NC
 CONTROL COLUMN CHECKLIST DELETION
 STATUS: ACCEPT

 2511CG3057                                                     ***
 SECOND OBSERVER'S STATION
 STATUS: ACCEPT

 2511CH3059                                                      NC
 LOG BOOK POCKET INSTALLATION - ON SECOND
 OBSERVERS SEAT LEGS
 STATUS: ACCEPT

 2520CH3538                                                     ***
 INTERIOR ARRANGEMENT - 137 TOURIST CLASS AT
 33/32" PITCH WITH LAVS LA AND LB AND
 GALLEYS G1, G3 AND G4
 STATUS: ACCEPT

 2520MP3667                                                      NC
 STOWAGE BIN REVISION - ADD BULLNOSE ON
 INBOARD LOWER SURFACE
 STATUS: ACCEPT

 2523CH3109                                                      NC
 PSU REVISION - ADD PLACARD TO PASSENGER
 VIEWING SURFACE IN LOUNGE AREAS ONLY
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 2523CH3112                                                      NC
 INSTALL NON STANDARD COLOR PSU
 STATUS: ACCEPT

 2523MP3119                                                      NC
 INTERIOR REVISION - PSU AND PARTITION
 RELOCATION TO SUPPORT SEAT RE-PITCH
 REQUIRED FOR 16G COMPLIANCE
 STATUS: ACCEPT

 2524CH3431                                                      ***
 BFE FWD RIGHT HAND WINDSCREEN/STOWAGE UNIT
 IN LIEU OF SFE
 STATUS: ACCEPT

 2524MP3488                                                      NC
 FULL HEIGHT BFE STOWAGE UNIT REVISION - ADD
 BFE FLASHLIGHTS AND BFE LITERATURE POCKETS
 STATUS: ACCEPT

 2524MP3500                                                      NC
 PARTITION DECORATIVE COVERING REVISION -
 ULTRALEATHER IN LIEU OF LEATHER
 STATUS: ACCEPT

 2524MP3513                                                      NC
 EMERGENCY EQUIPMENT BRACKET COMMONALITY -
 SFE
 STATUS: ACCEPT

 2525MP3159                                                      NC
 PASSENGER SEAT REVISION - ALL FORWARD
 FACING SEATS WITH 137 PAX
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 2528CH3189                                                      ***
 SFE HALF HEIGHT STOWAGE UNIT/WINDSCREEN -
 AFT LH CABIN WITH THE AFT FACE AT STATION
 955 - WITH MEGAPHONE
 STATUS: ACCEPT

 2528CH3191                                                      ***
 SFE FULL HEIGHT STOWAGE UNIT/WINDSCREEN -
 FWD LH CABIN WITH THE AFT FACE AT STATION
 355
 STATUS: ACCEPT

 2528CH3194                                                      ***
 BFE HALF HEIGHT STOWAGE UNIT/WINDSCREEN -
 AFT LH CABIN WITH THE AFT FACE AT STATION
 955 - WITH MEGAPHONE
 STATUS: ACCEPT

 2528CH3195                                                      ***
 BFE FULL HEIGHT STOWAGE UNIT/WINDSCREEN IN
 LIEU OF SFE - FWD LH CABIN WITH THE AFT
 FACE AT STATION 355
 STATUS: ACCEPT

 2528MP3217                                                      NC
 CREW LUGGAGE SECURITY DEVICE
 STATUS: ACCEPT

 2530MP3613                                                      NC
 G3 EXTERIOR DECORATIVE COVERING REVISION -
 ULTRASUEDE IN LIEU OF LEATHER
 STATUS: ACCEPT

 2541CH3034                                                      NC
 LIQUID SOAP DISPENSER INSTALLATION
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 2550CH3153                                                      NC
 CARGO COMPARTMENT LINING REVISION
 STATUS: ACCEPT

 2550CH3233                                                      NC
 FWD AND AFT CARGO COMPARTMENT FLOOR PANEL
 REVISION - ALUMINUM PANELS IN LIEU OF
 CONOLITE AT ENTRYWAY
 STATUS: ACCEPT

 2550MP3259                                                      NC
 TRANSVERSE CARGO NET INSTALLATION - FORWARD
 AND AFT CARGO COMPARTMENTS
 STATUS: ACCEPT

 2550MP3267                                                      NC
 FORWARD AND AFT CARGO COMPARTMENT CARGO
 RESTRAINT SYSTEM
 STATUS: ACCEPT

 2622CH3013                                                      NC
 APU FIRE BOTTLE REVISION - INTERCHANGEABLE
 WITH ENGINE BOTTLE
 STATUS: ACCEPT

 2841CG3095                                                      NC
 FUEL QUANTITY INDICATORS ON RIGHT WING
 FUELING PANEL
 STATUS: ACCEPT

 2844CG3038                                                      NC
 MEASURING STICK CONVERSION TABLES TO U.S.
 GALLONS
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 2910CH3082                                                      NC
 HYDRAULIC PUMPS - AC ELECTRIC MOTOR DRIVEN
 - VICKERS IN LIEU OF ABEX
 STATUS: ACCEPT

 2910CG3087                                                      ***
 ENGINE DRIVEN HYDRAULIC PUMP WITH VESPEL
 SPLINE - VICKERS 10-62167-3 IN LIEU OF ABEX
 10-62167-2
 STATUS: ACCEPT

 3040CH3041                                                      NC
 INSTALL A TWO LRU WINDOW HEAT CONTROL
 SYSTEM - PED 1231-1 IN LIEU OF TBD
 STATUS: ACCEPT

 3040MP3049                                                      NC
 INSTALL A 4 UNIT WINDOW HEAT CONTROL SYSTEM
 - OLIN 231-2 IN LIEU OF 1231-1
 STATUS: ACCEPT

 3040MP3053                                                      ***
 INSTALL A BFE WINDOW HEAT CONTROL SYSTEM
 WHICH CONTAINS BITE - OLIN 231-3 IN LIEU OF
 231-2
 STATUS: ACCEPT

 3043MP3022                                                      NC
 WINDSHIELD WIPER SWITCH REVISION - SINGLE
 SWITCH FOR BOTH WIPERS IN LIEU OF TWO
 SWITCHES
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 3120CH3016                                                      NC
 CLOCK WIRING REVISION - FMC, DFDAU AND
 VOICE RECORDER INPUT FROM FIRST OFFICER'S
 CLOCK IN LIEU OF CAPTAIN'S CLOCK
 STATUS: ACCEPT

 3131CG3673                                                      NC
 ACCELEROMETER - INSTALLATION - BFE
 ALLIEDSIGNAL INC
 STATUS: ACCEPT

 3131CG3692                                                      NC
 SOLID STATE DIGITAL FLIGHT DATA RECORDER -
 INSTALLATION - BFE ALLIEDSIGNAL INC - 128
 WPS
 STATUS: ACCEPT

 3131CH3721                                                      NC
 DIGITAL FLIGHT DATA ACQUISITION UNIT
 (DFDAU) - INSTALLATION - BFE ALLIEDSIGNAL
 STATUS: ACCEPT

 3162CG3013                                                      NC
 EFIS/MAP DISPLAY FORMAT
 STATUS: ACCEPT

 3162CG3016                                                      NC
 FLIGHT DIRECTOR COMMAND DISPLAY - FILLED
 INTEGRATED CUE
 STATUS: ACCEPT

 3162CG3017                                                      NC
 MACH AIRSPEED DISPLAY
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 3162CG3019                                                      NC
 RADIO ALTITUDE DISPLAY - ROUND DIAL
 STATUS: ACCEPT

 3162CG3020                                                      NC
 RADIO ALTITUDE - ABOVE ADI
 STATUS: ACCEPT

 3162CG3022                                                      NC
 RISING RUNWAY DISPLAY
 STATUS: ACCEPT

 3162CG3025                                                      NC
 RADIO ALTITUDE HEIGHT ALERT DISPLAY - 2500
 FEET
 STATUS: ACCEPT

 3162CG3026                                                      NC
 ATTITUDE COMPARATOR - STEADY
 STATUS: ACCEPT

 3162CG3029                                                      NC
 LOCALIZER BACKCOURSE POLARITY - REVERSAL
 STATUS: ACCEPT

 3162CG3032                                                      NC
 MAP MODE ORIENTATION - TRACK UP
 STATUS: ACCEPT

 3162CG3038                                                      NC
 MANUALLY TUNED VOR SELECTED COURSE LINES -
 DISPLAYED
 STATUS: ACCEPT

 3162CG3041                                                      NC
 ADF POINTER(S) IN MAP MODE - SUPPRESSED
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 3162CG3042                                                      NC
 POSITION DIFFERENCE - AUTOMATIC DISPLAY
 STATUS: ACCEPT

 3162CG3046                                                      NC
 WEATHER RADAR MODE/GAIN/TILT ANGLE -
 DISPLAYED
 STATUS: ACCEPT

 3162CG3050                                                      NC
 TCAS TRAFFIC ON MAP
 STATUS: ACCEPT

 3162CG3052                                                      NC
 TCAS RESOLUTION ADVISORY ON ADI
 STATUS: ACCEPT

 3162CG3053                                                      NC
 TCAS RESOLUTION ADVISORY ON IVSI
 STATUS: ACCEPT

 3162CG3057                                                      NC
 ANALOG FAILURE FLAGS - DISPLAYED
 STATUS: ACCEPT

 3162CH3066                                                      NC
 MACH AIRSPEED INDICATOR BUG #5 - 80 KNOTS
 STATUS: ACCEPT

 3162CH3068                                                      NC
 SUPPLEMENTAL METRIC DATA INDICATIONS -
 DEACTIVATION
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 3162CH3075                                                      NC
 EFIS CONTROL PANEL - EFIS/MAP DISPLAY
 FORMAT
 STATUS: ACCEPT

 3162MP3128                                                      NC
 ANALOG FAILURE FLAG - DELETE
 STATUS: ACCEPT

 3162MP3129                                                      NC
 SUPPLEMENTAL METRIC DATA INDICATIONS -
 ACTIVATION
 STATUS: ACCEPT

 3162MP3131                                                      NC
 ENHANCED MACH AIRSPEED DISPLAY
 STATUS: ACCEPT

 3162MP3132                                                      NC
 WEATHER RADAR RANGE INDICATORS - RANGE
 MARKS
 STATUS: ACCEPT

 3240CH3220                                                      NC
 NOSE LANDING GEAR WHEELS - BENDIX
 STATUS: ACCEPT

 3240CH3221                                                      NC
 MAIN LANDING GEAR WHEELS AND BRAKES -
 BENDIX
 STATUS: ACCEPT

 3240MP3258                                                      NC
 NOSE LANDING GEAR - INSTALL 737-300
 ALLIEDSIGNAL WHEEL IN LIEU OF EXISTING
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 3245CH3029                                                      NC
 TIRES - INSTALLATION OF SFE GOODYEAR TIRES
 STATUS: ACCEPT

 3324CH3010                                                      NC
 CEILING MOUNTED LIGHTED EXIT SIGN -
 RELOCATION
 STATUS: ACCEPT

 3343CH3034                                                      NC
 ANTI-COLLISION LIGHT - SWITCH NOMENCLATURE
 REVISION
 STATUS: ACCEPT

 3345CH3020                                                      NC
 LOGO LIGHTS - SYSTEM DEACTIVATION
 STATUS: ACCEPT

 3345MP3029                                                      NC
 REACTIVATION OF LOGO LIGHT SYSTEM
 STATUS: ACCEPT

 3350MP3079                                                      NC
 EGRESS LIGHTING REVISION TO ACCOMMODATE ALL
 FORWARD FACING SEAT CONFIGURATION
 STATUS: ACCEPT

 3423CH3021                                                      NC
 INSTALL BFE STANDBY ATTITUDE INDICATOR
 WITHOUT ILS DEVIATION DISPLAY IN LIEU OF
 SFE INDICATOR
 STATUS: ACCEPT

 3423CH3026                                                      NC
 STANDBY INDICATOR - SFE SEXTANT IN LIEU OF
 BFE JET
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 3431CG3051                                                      NC
 ILS - INSTALLATION - BFE ALLIEDSIGNAL INC
 STATUS: ACCEPT

 3433CG3058                                                      NC
 LOW RANGE RADIO ALTIMETER (LRRA) -
 INSTALLATION - BFE ALLIEDSIGNAL INC
 STATUS: ACCEPT

 3435CH3028                                                     ***
 FLIGHT DYNAMICS CAPTAIN ONLY HEAD UP
 GUIDANCE SYSTEM - PARTIAL PROVISIONS
 STATUS: ACCEPT

 3443CH3118                                                     ***
 WEATHER RADAR SYSTEM - ARINC 708A SINGLE
 WEATHER RADAR SYSTEM WITH PREDICTIVE
 WINDSHEAR - PARTIAL PROVISIONS
 STATUS: ACCEPT

 3443CH3154                                                      NC
 ARINC 708 WEATHER RADAR SYSTEM -
 INSTALLATION - BFE ALLIEDSIGNAL INC (WITH
 DEACTIVATED PREDICTIVE WINDSHEAR FEATURE
 R/T RDR-4B)
 STATUS: ACCEPT

 3445CH3197                                                      NC
 TCAS II - INSTALLATION - BFE ALLIEDSIGNAL
 INC
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 3451CG3005                                                      NC
 VOR/MARKER BEACON - INSTALLATION - BFE
 ALLIEDSIGNAL INC
 STATUS: ACCEPT

 3455CG3120                                                      NC
 DISTANCE MEASURING EQUIPMENT (DME) -
 INSTALLATION - BFE ALLIEDSIGNAL INC
 (SCANNING)
 STATUS: ACCEPT

 3457CG3088                                                      NC
 AUTOMATIC DIRECTION FINDER (ADF) -
 INSTALLATION - BFE ALLIEDSIGNAL INC
 STATUS: ACCEPT

 3457CG3092                                                      NC
 AUTOMATIC DIRECTION FINDER (ADF) CONTROL
 PANEL - INSTALLATION - BFE GABLES
 ENGINEERING INC
 STATUS: ACCEPT

 3457MP3132                                                      NC
 ADF CONTROL PANEL REVISION - ADD GABLES
 G7402-05 IN LIEU OF EXISTING
 STATUS: ACCEPT

 3457MP3133                                                      NC
 ADF ANTENNA REVISION - ADD ALLIEDSIGNAL
 2041683-7507 IN LIEU OF EXISTING
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 3458CH3091                                                      NC
 GPS PROVISIONS - ADD COMPONENTS REQUIRED TO
 PROVIDE COMPLETE PROVISIONS
 STATUS: ACCEPT

 3458CH3092                                                      ***
 GLOBAL POSITIONING SYSTEM (GPS) -
 INSTALLATION - HONEYWELL INC (SUPPLEMENTAL
 NAVIGATION CERTIFICATION)
 STATUS: ACCEPT

 3461CG3403                                                      NC
 BUYER FURNISHED NAVIGATION DATA BASE
 STATUS: ACCEPT

 3461CH3485                                                      NC
 VERTICAL NAVIGATION (VNAV)
 ACTIVATE/DEACTIVATE SERVICE BULLETIN
 STATUS: ACCEPT

 3461CH3489                                                  ***
 FLIGHT MANAGEMENT COMPUTER SYSTEM REVISION
 - CERTIFICATION FOR SINGLE COMPUTER
 OPERATION ONLY
 STATUS: ACCEPT

 3510CG3089                                                      NC
 CREW OXYGEN - 114 CU. FT. IN LIEU OF 76 CU.
 FT. CYLINDER
 STATUS: ACCEPT

 3830MP3025                                                      NC
 INSTALLATION OF PNEUDRAULICS INC. 4"
 SERVICE PANEL LAVATORY DRAIN VALVE P/N 9569
 IN LIEU OF CURRENT SHAW VALVE
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 3831MP3019                                                    ***
 GRAY WATER DRAIN ROUTING REVISION - LEVEL
 LINE IN LIEU OF SLANTED LINE
 STATUS: ACCEPT

 3832CH3071                                                      NC
 VACUUM LAVATORY SYSTEM IN LIEU OF
 RECIRCULATING LAVATORY - LAVS A AND B
 STATUS: ACCEPT

 3910CH3113                                                      NC
 RELOCATE ATC CONTROL PANEL
 STATUS: ACCEPT

 3910CH3122                                                      NC
 AFT ELECTRONICS PANEL ARRANGEMENT
 STATUS: ACCEPT

 5100CH3026                                                      NC
 ADDITIONAL CORROSION PROTECTION BENEATH
 GALLEYS AND LAVS
 STATUS: ACCEPT

 5100CH3027                                                      NC
 FWD AND AFT CARGO DOOR REVISION - INSTALL
 HEAVY DUTY SKIN
 STATUS: ACCEPT

 5100MP3030                                                      NC
 REMOVE ADDITIONAL CORROSION PROTECTION
 ADDED BY CR 5100CH3026
 STATUS: ACCEPT

                                                               PRICE
                                                               PER A/P
                                                               SWA3701
CR / TITLE                                                        92 $
========================================================== ===========

 5220MP3012                                                      NC
 OVERWING HATCH ASSIST HANDLE REVISION -
 INSTALL RECESSED HANDLE IN LIEU OF
 PROTRUDING HANDLE
 STATUS: ACCEPT

 7200CG3244                                                      IB
 AIRPLANE PERFORMANCE: CFM56-7 ENGINES WITH
 OPERATIONAL THRUST OF 22,000 LBS. FOR
 737-600,-700
 STATUS: ACCEPT

 7900CG3026                                                      NC
 LUBRICATING OIL - ESSO/EXXON TURBO OIL 2380
 STATUS: ACCEPT


      CR'S   138                                 TOTAL          ***

                                     PART A

                                BOEING WARRANTY


1.           Warranties.

             Subject to the exceptions set forth in paragraph 2, Boeing warrants that, at the time of delivery, each Aircraft, including all installed systems, accessories, equipment and parts, will:

             1.1 conform to the Detail Specification, as it may be changed pursuant to this Agreement, except such portions stated to be estimates, approximations, design objectives, or design criteria, or described as not guaranteed;

             1.2 be free from defects in material and workmanship, including process of manufacture; and

             1.3        be free from defects in design, including selection of
(i) materials and (ii) process of manufacture, in view of the state of the art at the time of design.

             For purposes of this Boeing Warranty, nonconformance with the Detail Specification, defects in material or workmanship and defects in design may hereinafter be called "defects" or a "defect", and the term "system", "accessory", "equipment" or "part" may hereinafter be called "item" or "items."

2.           Exceptions.

             The warranties above will not apply to BFE. The warranty above covering material and workmanship and the warranty above covering design will not apply to Engines or to any other item purchased by Boeing but not manufactured to Boeing's detailed design. However, any defect in the Boeing workmanship installing such BFE, Engines or other items in an Aircraft will, including any failure by Boeing to conform to the installation instructions of the manufacturer of such items that invalidates any applicable warranty from such manufacturer, constitute a defect in workmanship and be covered by the warranty set forth in paragraph 1.

3.           Survival of Warranties.

             Neither the warranty of conformance to the Detail Specification applicable to Engines and other items purchased by Boeing but not manufactured to Boeing's detailed design, nor any Performance Guarantees, will survive delivery of the Aircraft. The remaining warranties set forth herein will survive delivery of the Aircraft, subject to the limitations and conditions set forth herein.

4.           Warranty Periods and Claims.

             4.1        The warranty periods are:

                        4.1.1 As to a defect in conformance to the Detail Specification, 48 months after delivery of such Aircraft, and

                        4.1.2         As to a defect in material,
workmanship or design in any item, 48 months after delivery of each Aircraft in which such item was initially installed.

             4.2 Boeing must receive the warranty claim in writing at the earliest practicable time after the defect becomes apparent to Buyer but in no event later than 90 days after expiration of the applicable warranty period.

             4.3 Such warranty claim must include the data set forth below and, if requested by Boeing, reasonable evidence that the claimed defect did not result from any act or omission of Buyer.

                        4.3.1 Identity of the item or Aircraft involved, including Boeing part number, serial number if applicable, nomenclature and the quantity claimed to be defective;

                        4.3.2 Identity of the Aircraft on which the claimed item was installed as original equipment;

                        4.3.3 Date the claimed defect became apparent to Buyer; and

                        4.3.4 Description of the claimed defect and circumstances, including Boeing service bulletin or Boeing service letter number if claim involves a service bulletin or letter.

             4.4 Upon completion of Boeing's warranty claim investigation, including examination of any item or Aircraft returned to Boeing, Boeing will provide a written disposition of its warranty claim findings to Buyer. In the event Boeing must reject Buyer's warranty claim, Boeing will provide reasonable substantiation of such rejection in its disposition.

5.           Remedies.

             Buyer's remedies under this Boeing Warranty are as follows:

             5.1 As to a defect in conformance to the Detail Specification, the correction at Boeing's expense of such defect; provided, however, that Boeing will not be obligated to correct any defect that Boeing and Buyer agree has no material adverse effect on the maintenance, use or operation of the Aircraft. The warranty period for the corrected item will be the unexpired warranty period for the defective item.

             5.2 As to a defect in material or workmanship, (i) the repair at Boeing's expense of such defect or, (ii) at Boeing's option, the replacement of such item with a similar item free from defect or the issuance of a credit memorandum to Buyer for a spare part previously purchased from Boeing as the replacement for such defective item. The warranty period for either correction will be the unexpired warranty period for the defective item.

             5.3 As to a defect in design, the correction at Boeing's expense of such defect. The warranty period for such correction is 18 months from receipt by Buyer of corrective material or the end of the original design warranty period for the defective item, whichever is later.

             5.4 Boeing will reimburse Buyer at the Warranty Labor Rate for the direct labor hours required for removal from the Aircraft of a defective item and the reinstallation in the Aircraft of the corrected item.

6.           Returned Items.

             Unless otherwise provided in this Agreement, the Aircraft or item claimed to be defective must be returned to Boeing as soon as practicable. Buyer may also provide specific technical repair or correction instructions with such return. The absence of such instructions will evidence Buyer's authorization for Boeing to proceed using Boeing information and data. The following criteria will apply with respect to return of Aircraft or items to
Boeing:

             6.1        As to Aircraft:

                        6.1.1         An Aircraft may be returned only if

                                      6.1.1.1  substantially all the work to
be performed by Boeing is covered by this Boeing Warranty and

                                      6.1.1.2  Buyer does not have the
capability to perform, nor is it practical for Boeing personnel to perform, the warranty work away from Boeing's facilities.

                        6.1.2 All warranty work will be performed at Boeing's expense, with reasonable efforts to minimize Aircraft out-of-service time. In addition, Boeing will reimburse Buyer for the cost of fuel, oil and landing fees incurred in ferrying the Aircraft to Boeing's facilities and in ferrying the Aircraft back to Buyer's facilities. Buyer will use its best efforts to minimize the length of both ferry flights.

                        6.1.3 Any nonwarranty work performed by Boeing will be paid for by Buyer at Boeing's then-standard rates and shall in no event exceed the rates charged other commercial carriers of Boeing during substantially the same time period.

                        6.1.4 A separate agreement containing the above provisions and their mutually agreeable terms and conditions based on Boeing's then-standard form will be entered into to cover the return of and work on such Aircraft.

             6.2        As to any system, accessory, equipment or part:

                        6.2.1 All warranty work will be performed at Boeing's expense, with reasonable efforts to minimize item out-of-service time for items returned.

                        6.2.2         Boeing's turnaround-time objectives
for repair or replacement are: 10 working days for avionic and electronic items and 30 working days for other items when corrected at Boeing's facilities, or 40 working days when corrected at the facilities of a Boeing subcontractor. Turnaround time starts the date Boeing receives the returned item, together with Buyer's warranty claim describing the work, and ends the date of shipment by Boeing of such item. If a turnaround-time objective is not achieved and a resultant critical parts shortage is experienced by Buyer, and Buyer has procured spare parts for such item substantially in accordance with the Boeing Recommended Spare Parts List, Boeing will, upon request from Buyer, either:

                                      6.2.2.1  expedite repair or replacement of
the item or

                                      6.2.2.2  provide a similar item on a
no-charge loan or no-charge lease basis until the repaired or replaced item is provided to Buyer.

                        6.2.3         The freight charge for shipment to
Boeing of any item will be paid by Buyer; however, Boeing will reimburse Buyer for such charge for any item determined to be defective under this Boeing Warranty. The freight charge for the return shipment to Buyer of any such defective item which has been repaired, replaced or corrected pursuant to this Boeing Warranty will be paid by Boeing.

             6.3 Title to and risk of loss of any Aircraft or item returned to Boeing will at all times remain with Buyer and/or any other owner of such Aircraft or item, except that at the time Boeing ships a replacement item to Buyer, title to and risk of loss (i) for the returned item will pass to Boeing and (ii) for the replacement item will pass to Buyer. While Boeing has care, custody and control of an Aircraft or item, Boeing will have only such liabilities as a bailee for mutual benefit would have, but will not be liable for loss of use.

7.           Nonrepairable Items.

             Buyer may scrap any defective nonrepairable item having a then-current Boeing spare part selling price of $2,000 or less and make a claim for a replacement item. For a defective nonrepairable item having a then-current Boeing spare part selling price greater than $2,000, an authorized Boeing representative must confirm the nonrepairability of any such item. Buyer's claim for an item with a spare part selling price exceeding $2,000 must include such confirmation.

8.           Reimbursement for Certain Inspection Labor Costs.

             8.1 In addition to the remedies set forth in this Boeing Warranty, Boeing will reimburse Buyer at the Warranty Labor Rate for the direct labor hours expended by Buyer in performing inspections of the Aircraft to determine whether or not a covered defect exists in any system, accessory, equipment or part manufactured to Boeing's detailed design, provided that:

                        8.1.1 such inspections are recommended by a Boeing service bulletin or service letter issued by Boeing within 48 months after delivery of such Aircraft, and

                        8.1.2         such reimbursement will not apply to
any inspections performed as an alternative to accomplishing corrective action when such corrective action is available to Buyer at the time such inspections are performed.

9.           Wear and Tear.

             Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect.

10.          Disclaimer and Release; Exclusion of Liabilities.

             This Part A and the rights and remedies of Buyer and obligations of Boeing herein are subject to the Disclaimer and Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

11.          Buyer's Indemnification of Boeing.

             The provisions of Part E, "Buyer's Indemnification of Boeing and Insurance" of Exhibit C, will apply to all warranty work performed by Boeing hereunder in accordance with Buyer's specific technical repair or correction instructions, to the extent any legal liability of Boeing is based upon the content of such instructions.

6-1162-RLL-933R1


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:   Letter Agreement No. 6-1162-RLL-933R1 to
           Purchase Agreement No. 1810 -
           Option Aircraft


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer sixty-seven (67) additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) and forty-nine (49) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft), subject to the terms and conditions set forth below.

1.   Delivery of Option Aircraft.

     The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

                                        Number of                Option
Month and Year                          Option                   Aircraft
of Delivery                             Aircraft                 Block
--------------                          --------                 --------

October 1998                            One   (1)                     F
November 1998                           Two   (2)                     F
December 1998                           Two   (2)                     F

March 1999                              Two   (2)                     G
June 1999                               Two   (2)                     G
August 1999                             Two   (2)                     G
September 1999                          One   (1)                     G
October 1999                            Two   (2)                     G

April 2000                              Three (3)                     H
October 2000                            Three (3)                     H

Southwest Airlines Co.
6-1162-RLL-933R1    Page 2

                                        Number of                Option
Month and Year                          Option                   Aircraft
of Delivery                             Aircraft                 Block
-----------                             --------                 -----
(continued)

April 2001                              Three (3)                     I
October 2001                            Three (3)                     I

January 2002                            Four  (4)                     J
March 2002                              Four  (4)                     J
April 2002                              Two   (2)                     J
July 2002                               Four  (4)                     J
October 2002                            Four  (4)                     J

January 2003                            Four  (4)                     K
March 2003                              Four  (4)                     K
April 2003                              Two   (2)                     K
July 2003                               Four  (4)                     K
October 2003                            Four  (4)                     K

April 2004                              Two   (2)                     L
July 2004                               Three (3)                     L

2.   Delivery of Rollover Option Aircraft.

            2.1 The Rollover Option Aircraft will be delivered to Buyer during or before the years set forth in the following schedule:

                                                                 Option
Year of                   Number of                              Aircraft
Delivery                  Option Aircraft                        Block

2004                      Thirteen (13)                               M
2005                      Eighteen (18)                               N
2006                      Eighteen (18)                               O

            2.2 The forty-nine (49) Rollover Option Aircraft are offered to Buyer subject to the following conditions:

                             2.2.1        Buyer can exercise any forty-nine
(49) of the sixty-seven (67) Option Aircraft, and will be offered a Rollover Option Aircraft for each option aircraft exercised up to and including forty-nine (49).

                             2.2.2        Conversely to Article 2.2.1 above,
if Buyer does not exercise a minimum of forty-nine (49) Option Aircraft, one Rollover Option Aircraft will be deleted for each Option Aircraft not exercised by Buyer.

Southwest Airlines Co.
6-1162-RLL-933R1    Page 3

                             2.2.3        When Buyer exercises one or more
Option Aircraft, Boeing will offer the same quantity of Rollover Option Aircraft to Buyer in the years identified in Article 2.1 above.

                             2.2.4        The Rollover Option Aircraft
delivery month offered by Boeing to Buyer will be at least 24 months from the Option exercise date of the corresponding option.

                             2.2.5        When Boeing offers the Rollover
Option Aircraft to Buyer, Buyer will accept such Rollover Option Aircraft by wire transferring $100,000 to Boeing. In the event Buyer exercises its option to purchase the Rollover Option Aircraft, such application will be in accordance with Article 4.1 herein.

3.          Price.

            3.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

            3.2 Price and escalation provisions for Model 737-7H4 aircraft delivering after 2001, are not currently available. The estimated Advance Payment Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2001, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.

For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2001 refer to paragraphs 2.3 and
3.2 of Attachment A.

            3.3 The Advance Payment Base Prices of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is $*** per Aircraft (expressed in 1992 STE dollars) and for BFE is $*** per Aircraft (expressed in delivery year dollars).

Southwest Airlines Co.
6-1162-RLL-933R1    Page 4


Month and Year                              Advance Payment Base
of Delivery                                 Price per Option Aircraft
-----------                                 -------------------------
                              Block F Aircraft ***

October 1998                                           $
November 1998                                          $
December 1998                                          $

                              Block G Aircraft ***

March 1999                                             $
June 1999                                              $
August 1999                                            $
September 1999                                         $
October 1999                                           $

                              Block H Aircraft ***

April 2000                                             $
October 2000                                           $

                              Block I Aircraft ***

April 2001                                             $
October 2001                                           $

                              Block J Aircraft ***

January 2002                                           $
March 2002                                             $
April 2002                                             $
July 2002                                              $
October 2002                                           $

                              Block K Aircraft ***

January 2003                                           $
March 2003                                             $
April 2003                                             $
July 2003                                              $
October 2003                                           $

                              Block L Aircraft ***

April 2004                                             $
July 2004                                              $

            3.4 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's

Southwest Airlines Co.
6-1162-RLL-933R1    Page 5

Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

4.          Option Aircraft Payment.

            4.1 In consideration of the granting of the option as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of $*** for each Option Aircraft (Deposit). In the event Buyer exercises its option herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft will be refunded to Buyer, without interest, if the parties do not enter into a definitive Agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its option to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraphs 6 herein.

            4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph
3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.   Option Exercise.

            5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before eighteen (18) months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions.

            5.2 It is understood and agreed that Boeing may accelerate the option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised option exercise dates, which will not be earlier than 30 days after the date

Southwest Airlines Co.
6-1162-RLL-933R1    Page 6

of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the option deposit is held by Boeing.

6.          Contract Terms.

            It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

Southwest Airlines Co.
6-1162-RLL-933R1    Page 7

7.          Termination of Option to Purchase.

            Either Boeing or Buyer may terminate the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

            (i) termination of the purchase of the Aircraft under the Agreement for any reason;

            (ii)             payment by Buyer of the Deposit with
respect to an Option Aircraft pursuant to paragraph 4.1 herein;

            (iii) exercise of an option to purchase an Option Aircraft pursuant to the terms hereof. Any termination of an option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.

Any cancellation of an option to purchase which is based on failure to make the required Deposit or to exercise the option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been terminate will thereupon terminate.

If termination is result of a revision of an option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.

Southwest Airlines Co.
6-1162-RLL-933R1    Page 8


8. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934R1.

Very truly yours,

THE BOEING COMPANY



By      /s/ R. Leo Lyons
  -----------------------------
Its     Attorney-in-Fact
  -----------------------------


ACCEPTED AND AGREED TO this

date: February 26, 1997
      -----------------


SOUTHWEST AIRLINES CO.



By     /s/ Gary A. Barron
  -----------------------------
Its    EVP-COO
  -----------------------------

Attachments

Attachment A to
6-1162-RLL-933R1
Page 1



Model 737-7H4 Aircraft

1.      Option Aircraft Description and Changes.

        1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996.

        1.2      Changes.  The Detail Specification will be revised to include:

                 (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

                 (2)   Changes mutually agreed upon.

                 (3) Changes required to obtain a Standard Certificate of Airworthiness.

                 (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

                       (i) to adjust the scheduled delivery of the Option Aircraft to a later time period and,

                       (ii) to make such other changes as are appropriate and consistent with the revised Option Aircraft deliveries.

        1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.

Attachment A to
6-1162-RLL-933R1
Page 2



2.   Price Description

     2.1    Price Elements Per Aircraft


                       1                2             3
                   AIRCRAFT &                      ADV. PMT.
AIRCRAFT         ESTIMATED SPECIAL                BASE PRICE
DELIVERY          FEATURES PRICE     ESTIMATED    (ELEMENTS)
MO. & YR.         (JULY 1992$)      ESCALATION    1 + 2 + 3
---------         ------------      ----------    ---------
October 1998         ***               ***           ***
November 1998
December 1998
March 1999
June 1999
August 1999
September 1999
October 1999
April 2000
October 2000
April 2001
October 2001
January 2002
March 2002
April 2002
July 2002
October 2002
January 2003
March 2003
April 2003
July 2003
October 2003
April 2004
July 2004

Attachment A to
6-1162-RLL-933R1
Page 3


2.   Price Description. (Continued)

     2.2     Price Adjustments For Option Aircraft
             Delivering From October 1998 to October 2001.

             2.2.1 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

             2.2.2 Escalation Adjustments. For Option Aircraft delivering from October 1998 to October 2001, the Aircraft Basic Price and Special Features price will be escalated according to the provisions of Attachment B to this letter agreement.

             2.2.3 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

             2.2.4 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Option Aircraft.

     2.3 Price Adjustments For Option Aircraft Delivering From January 2002 through December 2006.

             2.3.1 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

             2.3.2 Escalation Adjustments. For escalation provisions applicable to Option Aircraft delivering after 2001, see paragraph 2.3.6 below.

             2.3.3 Base Price Adjustments for FAA Changes. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.

             2.3.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent

Attachment A to
6-1162-RLL-933R1
Page 4



to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

             2.3.5 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for options delivering from January 2002 through December 2006 is $*** (July 1992
STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.3.1, 2.3.2, 2.3.3 and 2.3.4. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of $*** (July 1992 STE) per year or portion thereof starting in January 2002.

             2.3.6 Prices for Long Lead Time Aircraft. Boeing has not established escalation provisions for Model 737-700 aircraft for delivery 2002 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and (ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will include but not be limited to, adjustment of the Aircraft Basic Price of the Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

             2.3.7 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

3.           Advance Payment Schedules, Prices and Adjustments.

     3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.

Attachment A to
6-1162-RLL-933R1
Page 5


                                                    Amount Due per Aircraft
                                                      (Percentage times
Due Date of Payment                                Advance Payment Base Price)

Deposit                                              $100,000 (if applicable)

18 months prior to the first                         15% (less the
day of the scheduled delivery                             Deposit if any)
month of the Aircraft

12 months prior to the first                         5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                          5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                          5%
day of the scheduled delivery
month of the Aircraft

                    Total                            30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.

             3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.

Attachment B to
6-1162-RLL-933R1
Page 1



                            PRICE ADJUSTMENT DUE TO
                             ECONOMIC FLUCTUATIONS
                           AIRCRAFT PRICE ADJUSTMENT
                             (July 1992 Base Price)


1.           Formula.

             The Aircraft Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

             Pa = (P)(L + M - 1)

             Where:

             Pa = Aircraft Price Adjustment.

             L =      .65 x  ECI
                            116.2

             M =      .35 x  ICI
                            115.9

             P = Aircraft Basic Price (as set forth in
                 Article 3.2 of this Agreement).

           ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

Attachment B to
6-1162-RLL-933R1
Page 2



           ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

           In determining the value of L, the ratio of ECI divided by 116.2 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

           In determining the value of M, the ratio of ICI divided by 115.9 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                Months to be Utilized
Month of Scheduled              in Determining the
Aircraft Delivery               Value of ECI and ICI
-----------------               --------------------

January                         June  B, July  B, Aug.  B
February                        July  B, Aug.  B, Sept. B
March                           Aug.  B, Sept. B, Oct.  B
April                           Sept. B, Oct.  B, Nov.  B
May                             Oct.  B, Nov.  B, Dec.  B
June                            Nov.  B, Dec.  B, Jan.  D
July                            Dec.  B, Jan.  D, Feb.  D
August                          Jan.  D, Feb.  D, Mar.  D
September                       Feb.  D, Mar.  D, Apr.  D
October                         Mar.  D, Apr.  D, May   D
November                        Apr.  D, May   D, June  D
December                        May   D, June  D, July  D

The following definitions of B and D will apply:

             B = The calendar year before the year in which the scheduled month of delivery as set forth in Paragraph 1 occurs.

             D = The calendar year during which the scheduled month of delivery as set forth in Paragraph 1 occurs.

Attachment B to
6-1162-RLL-933R1
Page 3



2. If at the time of delivery of an Aircraft Boeing is unable to determine the Aircraft Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

        2.1 The Aircraft Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Aircraft Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

        2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Aircraft Price Adjustment, such values will be used to determine any increase or decrease in the Aircraft

Attachment B to
6-1162-RLL-933R1
Page 4



Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

             2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1992, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

6-1162-RLL-934R1


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:     Letter Agreement No. 6-1162-RLL-934R1 to
             Purchase Agreement No. 1810 -
             Disclosure of Confidential Information


This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1. Buyer understands that certain commercial and financial information contained in the documents listed below (Confidential Documents) is considered by Boeing as confidential.

2. Buyer agrees that it will treat the Confidential Documents and the information contained therein as confidential and will not, without the prior written consent of Boeing, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations, or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement.

3. In connection with any such disclosure or filing of the Confidential Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.

             Schedule of Confidential Documents
             ----------------------------------

             1.       Letter Agreement No. 6-1162-RLL-932
             2.       Letter Agreement No. 6-1162-RLL-933R1
             3.       Letter Agreement No. 6-1162-RLL-934R1
             4.       Letter Agreement No. 6-1162-RLL-935R1
             5.       Letter Agreement No. 6-1162-RLL-936R1
             6.       Letter Agreement No. 6-1162-RLL-937
             7.       Letter Agreement No. 6-1162-RLL-938

Southwest Airlines Co.
6-1162-RLL-934R1   Page 2



             8.       Letter Agreement No. 6-1162-RLL-939R1
             9.       Letter Agreement No. 6-1162-RLL-940R1
             10.      Letter Agreement No. 6-1162-RLL-941R1
             11.      Letter Agreement No. 6-1162-RLL-942
             12.      Letter Agreement No. 6-1162-RLL-943
             13.      Letter Agreement No. 6-1162-RLL-944
             14.      Letter Agreement No. 6-1162-RLL-945
             15.      Letter Agreement No. 6-1162-RLL-1855
             16.      Letter Agreement No. 6-1162-RLL-1856
             17.      Letter Agreement No. 6-1162-RLL-1857
             18.      Letter Agreement No. 6-1162-RLL-1858
             19.      Letter Agreement No. 6-1162-RLL-2036
             20.      Letter Agreement No. 6-1162-RLL-2037
             21.      Letter Agreement No. 6-1162-RLL-2073

4.           Confidential Treatment.

             Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement.

Very truly yours,

THE BOEING COMPANY



By    /s/ R. Leo Lyons
  ---------------------------
Its   Attorney-in-Fact
   --------------------------


ACCEPTED AND AGREED TO as of this

date: February 26, 1997

SOUTHWEST AIRLINES CO.



By    /s/ Gary A. Barron
  ---------------------------
Its   EVP-COO
   --------------------------

6-1162-RLL-935R1



Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:      Letter Agreement No. 6-1162-RLL-935R1 to
              Purchase Agreement No. 1810 -0
              ***

This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the Model 737-7H4 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

***

3. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934R1.

Very truly yours,

THE BOEING COMPANY



By   /s/ R. Leo Lyons
  -------------------------
Its Attorney-in-Fact
    -------------------------

Southwest Airlines Co.
6-1162-RLL-935R1   Page 2



ACCEPTED AND AGREED TO as of this

date: February 26, 1997

SOUTHWEST AIRLINES CO.



By   /s/ Gary A. Barron
  -------------------------
Its  EVP-COO
    -------------------------

Attachment

***

6-1162-RLL-936R1


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:   Letter Agreement No. 6-1162-RLL-936R1 to
           Purchase Agreement No. 1810 -
           Certain Contractual Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (the Aircraft) and Letter Agreement 6-1162-RLL-933R1, dated even date herewith, entitled "Option Aircraft", relating to the sale by Boeing and the purchase by Buyer of sixty-seven (67) additional Model 737-7H4 aircraft (the Option Aircraft) and forty-nine (49) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft).

The commitments made herein to Buyer are provided from Boeing and CFM International Inc. (CFM).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.       Credit Memorandum - Aircraft - Firm Aircraft.

         In consideration of Buyer's purchase of the Aircraft, Boeing will issue to Buyer at the time of delivery of each Aircraft a credit memorandum which may be used by Buyer for the purchase of Boeing goods and services or applied to the final delivery payment for the Aircraft for which the credit was issued. The amount of this credit memorandum applicable to each Aircraft will be *** of the Aircraft Basic Price (July 1992 STE $) ***.

2.       Credit Memorandum - Aircraft - Option Aircraft and
         Rollover Option Aircraft.

         In consideration of Buyer's purchase of the Option Aircraft and Rollover Option Aircraft, Boeing will issue to Buyer at the time of delivery of each Option Aircraft and Rollover Option Aircraft a credit memorandum which may be used by Buyer for the purchase of Boeing goods and services or applied to the final delivery payment for the Option Aircraft or Rollover Option Aircraft for which the credit was issued. The amount of the credit memorandum applicable to each Aircraft will be *** of the Aircraft Basic Price (July 1992 STE $) ***.

Southwest Airlines Co.
6-1162-RLL-935R1   Page 2




3.       Simulation Data Credits.

         If Buyer purchases one subsequent simulator data package for a price of $*** dollars (July 1992 STE $), Boeing will issue offsetting credit memoranda in amounts equal to Boeing's invoice price of such simulator data concurrent with the issuance of such invoice. If Buyer purchases one concurrent simulator data package for a price of $***, Boeing will issue an offsetting credit memorandum in an amount equel to Boeing's invoice price of such simulator data package concurrent with the issuance of such invoice. Buyer understands that the concurrent data package price of $*** (July 1992 STE $) is valid only if the second simulator is manufactured by the same simulator manufacturer as the subsequent simulator and the concurrent simulator is ordered within eight years of the signing of the Agreement.

4.       Credits.

         The Aircraft Basic Price for Buyer's 737-7H4 Aircraft does not include a price for Dual Flight Management Computer and Five Channel SELCAL. These two features will be installed in the Aircraft but deactivated. If Buyer decides at anytime (whether before or after delivery) to activate this capability, Buyer will pay Boeing an amount equal to *** (July 1992 STE $) escalated to the month and year of delivery of that Aircraft in accordance with the aircraft escalation formula (Exhibit D - Aircraft Price Adjustment) for this installed capability. If Buyer sells or leases the Aircraft for operation by a third party and the features are subsequently activated, Buyer will pay or cause the subsequent buyer or lessee to pay the above described activation charge to Boeing.

5.       Maximum Takeoff Weight Credit Memoranda.

         Buyer has purchased a Maximum Takeoff Weight of 138,500 pounds for the Aircraft. Boeing will, at the time of Aircraft delivery, issue to Buyer a credit memoranda in the amount of $*** (July 1992 STE $), *** to offset the price for 500 pounds of Maximum Takeoff Weight.

6.       Confidential Treatment.

         Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any

Southwest Airlines Co.
6-1162-RLL-936R1    Page 3

information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.


Very truly yours,

THE BOEING COMPANY



By     /s/ R. Leo Lyons
  -------------------------
Its   Attorney-in-Fact
    -----------------------


ACCEPTED AND AGREED TO as of this

date: February 26, 1997

SOUTHWEST AIRLINES CO.


By    /s/ Gary A. Barron
  -------------------------
Its   EVP-COO
   ------------------------

6-1162-RLL-939R1


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:    Letter Agreement No. 6-1162-RLL-939R1 to
            Purchase Agreement No. 1810 -
            ***


This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 Aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

***

11.    Confidential Treatment.

       Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.

Very truly yours,

THE BOEING COMPANY



By    /s/ R. Leo Lyons
  -------------------------
Its   Attorney-in-Fact
   ------------------------


ACCEPTED AND AGREED TO as of this

date: February 26, 1997

SOUTHWEST AIRLINES CO.



By   /s/ Gary A. Barron
  -------------------------
Its  EVP-COO
   ------------------------

6-1162-RLL-940R1


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:    Letter Agreement No. 6-1162-RLL-940R1 to
            Purchase Agreement No. 1810 -
            ***

This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

***

7.     Flight Crew Computer Based Training.

       7.1 See Exhibit C, Part C, Paragraph 4.1 of the Purchase Agreement, Computer Based Training.

       7.2 Recognizing that CBT authoring technologies will continue to change, Boeing agrees to hold discussions with Buyer to develop a mutually agreeable solution by January 1, 1996. The CBT program will contain 100 percent CBT coverage and support on airline Advanced Qualification Program Applicable.

***

10.    Delivery of Flight Manual and Operations Manual.

       Buyer has a requirement to receive its initial flight and operations manual earlier than on the actual delivery day of Buyer's first Aircraft. Boeing will provide an advanced representative copy of the flight and operations manual on or before August 15, 1997. Boeing will provide the FAA approved flight manual and operations manual to Buyer immediately after the FAA approves the flight manual.

Southwest Airlines Co.
6-1162-RLL-940R1   Page 2



11.    Confidential Treatment.

       Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.

Very truly yours,

THE BOEING COMPANY



By    /s/ R. Leo Lyons
  -------------------------
Its   Attorney-in-Fact
   ------------------------


ACCEPTED AND AGREED TO as of this

date: February 26, 1997

SOUTHWEST AIRLINES CO.



By   /s/ Gary A. Barron
  -------------------------
Its  EVP-COO
   ------------------------

6-1162-RLL-941R1


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:   Letter Agreement No. 6-1162-RLL-941R1 to
           Purchase Agreement No. 1810 -
           Other Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 Aircraft (the Aircraft) and to Letter Agreement No. 6-1162-RLL-933 dated even date herewith, entitled "Option Aircraft," relating to the sale by Boeing and purchase by Buyer of sixty-seven
(67) additional Model 737-7H4 aircraft (the Option Aircraft) and forty-nine
(49) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.     Delivery Delay.

       Notwithstanding the language set forth in Article 2.3 "Notice of Delivery Date," if Buyer requests a delivery delay for any Aircraft within the contract delivery month, Buyer shall not be charged for costs of the first ten
(10) days of such delay.

2.     Purchase Price - Excusable Delay/Destroyed Aircraft.

       2.1. If the Article 2.1 delivery month for any Aircraft is delayed because of an excusable delay under Article 6.1, Boeing agrees that the Aircraft Price shall be determined as if the delayed Aircraft had been delivered during the original Article 2.1 delivery month.

       2.2. In the event any Aircraft is destroyed and Boeing offers Buyer a replacement Aircraft under Article 6.3, Boeing agrees that the Aircraft Price shall be determined as if the replacement aircraft had been delivered during the original Article 2.1 delivery month of the destroyed Aircraft.

Southwest Airlines Co.
6-1162-RLL-941R1   Page 2



3.     Advance Payment - Repayment.

***

4.     Confidential Treatment.

       Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.


Very truly yours,

THE BOEING COMPANY



By    /s/ R. Leo Lyons
  -------------------------
Its   Attorney-in-Fact
    -----------------------


ACCEPTED AND AGREED TO as of this

date: February 26, 1997

SOUTHWEST AIRLINES CO.



By   /s/ Gary A. Barron
  -------------------------
Its  EVP-COO
    -----------------------

6-1162-RLL-1855




Southwest Airlines Co.
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:      Letter Agreement No. 6-1162-RLL-1855 to
              Purchase Agreement No. 1810
              Additional Contractual Matters

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1810 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of sixty-three (63) Model 737-7H4 aircraft (the Aircraft) and Letter Agreement 6-1162-RLL-933R1, dated even date herewith, entitled "Option Aircraft", relating to the sale by Boeing and the purchase by Buyer of sixty-seven (67) additional Model 737- 7H4 aircraft (the Option Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

***

3.     Confidential Treatment

       Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.

Southwest Airlines Co.
6-1162-RLL-1855   Page 2


Very truly yours,

THE BOEING COMPANY



By    /s/ R. Leo Lyons
  -------------------------
Its   Attorney-in-Fact
   ------------------------


ACCEPTED AND AGREED TO as of this

date: February 26, 1997

SOUTHWEST AIRLINES CO.



By   /s/ Gary A. Barron
  -------------------------
Its  EVP-COO
   ------------------------

6-1162-RLL-1856

Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:    Letter Agreement No. 6-1162-RLL-1856 to
            Purchase Agreement No. 1810 -
            ***

This Letter Agreement amends Purchase Agreement No. 1810 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the Model 737-7H4 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

***

2.     Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement and attachment(s) hereto are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement No. 6-1162-RLL- 934R1.

Very truly yours,

THE BOEING COMPANY


By    /s/ R. Leo Lyons
  -------------------------
Its   Attorney-in-Fact
   ------------------------

Southwest Airlines Co.
6-1162-RLL-1856
Page 2



ACCEPTED AND AGREED TO as of this

date: February 26, 1997

SOUTHWEST AIRLINES CO.



By   /s/ Gary A. Barron
  -------------------------
Its  EVP-COO
   ------------------------

6-1162-RLL-1857




Southwest Airlines Co.
P. O. Box 36611 - Love Field
Dallas, Texas 75235


Subject:         Letter Agreement No. 6-1162-RLL-1857 to
                 Purchase Agreement No. 1810 -
                 ***

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1810 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of sixty-three (63) Model 737-7H4 aircraft (the Aircraft).

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meanings as in the Purchase Agreement.

12.    Confidentiality

       12.1 In accordance with Letter Agreement No. 6-1162- RLL-934R1, the terms and conditions of this Letter Agreement are and will remain strictly confidential between Boeing and Buyer and will not under any circumstances be disclosed by either party to any third party (except, as reasonably necessary, to its respective employees and professional advisers, and to Boeing's insurers in connection with the insurance described in paragraph 11.3 above and to the Federal Aviation Administration) without the prior written consent of the other party, such consent not to be unreasonably withheld.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Southwest Airlines Co.
6-1162-RLL-1857 Page 2


Very truly yours,

THE BOEING COMPANY



By    /s/ R. Leo Lyons
  -------------------------
Its   Attorney-in-Fact
    -----------------------


ACCEPTED AND AGREED TO as of this

date: February 26, 1997

SOUTHWEST AIRLINES CO.



By   /s/ Gary A. Barron
  -------------------------
Its  EVP-COO
   ------------------------

6-1162-RLL-1858




Southwest Airlines Co.
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    Letter Agreement No. 6-1162-RLL-1858 to
            Purchase Agreement No. 1810
            ***

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1810 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of Model 737-7H4 aircraft (the Aircraft) and Letter Agreement 6-1162-RLL-933R1, dated even date herewith, entitled "Option Aircraft", relating to the sale by Boeing and the purchase by Buyer of sixty-seven (67) additional Model 737-7H4 aircraft (the Option Aircraft) and forty-nine (49) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

***

5.     Confidential Treatment

       Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.

Very truly yours,

THE BOEING COMPANY



By    /s/ R. Leo Lyons
  -------------------------
Its   Attorney-in-Fact
   ------------------------

Southwest Airlines Co.
6-1162-RLL-1858   Page 2



ACCEPTED AND AGREED TO as of this

date: February 26, 1997

SOUTHWEST AIRLINES CO.



By   /s/ Gary A. Barron
  -------------------------
Its  EVP-COO
   ------------------------

6-1162-RLL-2036



Southwest Airlines Co.
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:    Letter Agreement No. 6-1162-RLL-2036 to
            Purchase Agreement No. 1810 ***

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1810 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of Model 737-7H4 aircraft (the Aircraft) and Letter Agreement 6-1162-RLL-933R1, dated even date herewith, entitled "Option Aircraft", relating to the sale by Boeing and the purchase by Buyer of sixty-seven (67) additional Model 737-7H4 aircraft (the Option Aircraft) and forty-nine (49) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

***

2.     Confidential Treatment

       Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.


Very truly yours,

THE BOEING COMPANY


By    /s/ R. Leo Lyons
  -------------------------
Its   Attorney-in-Fact
   ------------------------

Southwest Airlines Co.
6-1162-RLL-2036   Page 4




ACCEPTED AND AGREED TO as of this

date: February 26, 1997

SOUTHWEST AIRLINES CO.



By   /s/ Gary A. Barron
  -------------------------
Its  EVP-COO
    -----------------------


Attachment

Attachment to
Southwest Airlines Co.
6-1162-RLL-2036  Page  1

                                                              PRICE         F/O
                                                            PER A/P       PRICE
                                                            SWA3701 SWA3701 F/O
    CR /  TITLE                                                92 $         92$
======================================================= =========== ===========



 0000DC3182                                                      NC          NC
 MISCELLANEOUS DEVELOPEMENT CHANGES
 STATUS: ACCEPT

 0110CG3018                                                      IB          IB
 737-700 CONFIGURATION
 STATUS: ACCEPT

 0160MS3171                                                      NC          NC
 AIRPLANE IDENTIFICATION NUMBERS - SERIAL,
 REGISTRY, MODE S, FLIGHT RECORDER ID
 STATUS: ACCEPT

 0310CH3332                                                     $***       $***
 INCREASE CERTIFIED MAXIMUM TAKEOFF WEIGHT -
 138,500 IN LIEU OF 133,000
 STATUS: ACCEPT

 0352CG3023                                                      NC          NC
 AIRPLANE LOADING SYSTEM FOR WEIGHT AND
 BALANCE CONTROL
 STATUS: ACCEPT

 0370CH3014                                                      $***          NC
 AIR CONDITIONING TRANSITION DUCT UNDER
 FLOOR - ADD 17 MIL DAMPING TAPE FOR NOISE
 REDUCTION
 STATUS: ACCEPT

 0370CH3019                                                      $***       $***
 INSTALLATION OF STRINGER DAMPING FROM
 STATION 540-727
 STATUS: ACCEPT

 1110CH3003                                                      NC          NC
 CROWN METRO EXTERIOR PAINT - BMS 10-72 TYPE
 VI SYSTEM
 STATUS: ACCEPT

 1110MP3290                                                      NC          NC
 EXTERIOR DECORATIVE FINISH - DESOTO SERIES
 420 HIGH SOLID TOPCOAT IN LIEU OF EXISTING
 TOPCOAT
 STATUS: ACCEPT

 2123CH3042                                                     $***       $***
 AIR CONDITIONING SYSTEM REVISION - 737-200
 TYPE GASPER SYSTEM
 STATUS: ACCEPT

 2160CG3011                                                      NC          NC
 CABIN TEMPERATURE INDICATOR - DEGREES
 FAHRENHEIT IN LIEU OF CELSIUS
 STATUS: ACCEPT

Attachment to
Southwest Airlines Co.
6-1162-RLL-2036  Page  2

                                                              PRICE         F/O
                                                            PER A/P       PRICE
                                                            SWA3701 SWA3701 F/O
    CR /  TITLE                                                92 $         92$
======================================================= =========== ===========



 2210CG3204                                                     $***        $***
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 PADDLE AUTOPILOT ENGAGE MODE CONTROL PANEL
 STATUS: ACCEPT

 2210MP3227                                                      NC          NC
 DIGITAL FLIGHT CONTROL SYSTEM (DFCS) -
 PUSH-BUTTON AUTOPILOT ENGAGE IN LIEU OF
 PADDLE
 STATUS: ACCEPT

 2230CH3028                                                      NC          NC
 AUTOTHROTTLE DEACTIVATION - UNIT TO REMAIN
 INSTALLED AND BITE FEATURES OPERATIONAL
 STATUS: ACCEPT

 2312CH3284                                                      NC          NC
 DUAL VHF COMMUNICATIONS - INSTALLATION -
 BFE ALLIEDSIGNAL/GABLES ENGINEERING INC
 STATUS: ACCEPT

 2319CH3020                                                     $***        $***
 CLAIRCOM AIR TO GROUND PASSENGER
 COMMUNICATION SYSTEM - COMPLETE BFE
 INSTALLATION PROVISIONS
 STATUS: ACCEPT

 2319MP3021                                                     $***       $***
 CLAIRCOM PHONES - CANCEL INSTALLATION
 INTENDED FROM 2319CH3020
 STATUS: ACCEPT

 2320CH3020                                                     $***       $***
 ATSCALL INSTALLATION - PARTIAL PROVISIONS -
 AFT ELECTRONICS PANEL
 STATUS: ACCEPT

 2321CH3498                                                     $***       $***
 SELECTIVE CALLING EQUIPMENT - SELCAL -
 DELETE PARTIAL PROVISIONS
 STATUS: ACCEPT

 2331CH3158                                                      NC          NC
 DELETION OF BFE MATSUSHITA PASSENGER
 ADDRESS TAPE REPRODUCER
 STATUS: ACCEPT

 2331CH3159                                                      NC          NC
 PASSENGER ADDRESS SYSTEM - COLLINS ARINC
 700 IN LIEU OF COLLINS ARINC 560
 STATUS: ACCEPT

Attachment to
Southwest Airlines Co.
6-1162-RLL-2036  Page  3

                                                              PRICE         F/O
                                                            PER A/P       PRICE
                                                            SWA3701 SWA3701 F/O
    CR /  TITLE                                                92 $         92$
======================================================= =========== ===========


 2334SP3210                                                      NC          NC
 PASSENGER ENTERTAINMENT SYSTEM (AUDIO) -
 DELETE SPACE PROVISIONS
 STATUS: ACCEPT

 2340MP3095                                                      NC          NC
 BFE BOOM MICROPHONE/HEADSET REVISION
 STATUS: ACCEPT

 2342MP3011                                                      NC          NC
 FLIGHT ATTENDANT HANDSET - REVISION TO
 FUNCTION AND FACEPLATE
 STATUS: ACCEPT

 2350CH3139                                                      NC          NC
 PA MICROPHONE - ADD ELECTROVOICE P/N
 602-4183
 STATUS: ACCEPT

 2350CH3162                                                      NC          NC
 DTMF MICROPHONE INSTALLATION - FIRST
 OBSERVER
 STATUS: ACCEPT

 2350CH3163                                                      NC          NC
 DIGITAL AUDIO REMOTE ELECTRONICS UNIT
 REVISION TO DELETE HEADSET AURAL ALERTS
 STATUS: ACCEPT

 2350MP3220                                                      NC          NC
 DIGITAL AUDIO REMOTE ELECTRONICS UNIT
 REVISION - ADD PREDICTIVE WINDSHEAR WITHOUT
 HEADSET AURAL ALERTS - 737-700
 STATUS: ACCEPT

 2370CG3166                                                      NC          NC
 SOLID STATE VOICE RECORDER - INSTALLATION -
 BFE ALLIEDSIGNAL INC
 STATUS: ACCEPT

 2500CH3453                                                      NC          NC
 DOOR WARNING STRAP - SHOCK CORD
 STATUS: ACCEPT

 2501CH3076                                                      NC          NC
 FORWARD MODULE WITH GALLEY G1 AND LAVATORY
 LA
 STATUS: ACCEPT

 2501MP3080                                                      NC          NC
 REVISE FORWARD MODULE WITH GALLEY G1 AND
 LAVATORY LA FROM SEAT TRACK MOUNT TO
 HARDPOINT
 STATUS: ACCEPT

Attachment to
Southwest Airlines Co.
6-1162-RLL-2036  Page  4

                                                              PRICE         F/O
                                                            PER A/P       PRICE
                                                            SWA3701 SWA3701 F/O
    CR /  TITLE                                                92 $         92$
======================================================= =========== ===========



 2502CH3066                                                      NC          NC
 AFT MODULE WITH GALLEY G3, G4 AND LAVATORY
 LB
 STATUS: ACCEPT

 2502MP3069                                                      NC          NC
 REVISE MODULE WITH GALLEY G3, G4 AND
 LAVATORY LB TO HARPOINT IN LIEU OF SEAT
 TRACK MOUNT
 STATUS: ACCEPT

 2510CH3058                                                      NC          NC
 FLIGHT COMPARTMENT - MISCELLANEOUS
 REVISIONS
 STATUS: ACCEPT

 2510CH3059                                                      NC          NC
 TRIP COUNTER REVISION - SFE - DEXTER WILSON
 STATUS: ACCEPT

 2510CH3060                                                      NC          NC
 CONTROL COLUMN CHECKLIST DELETION
 STATUS: ACCEPT

 2511CG3057                                                     $***       $***
 SECOND OBSERVER'S STATION
 STATUS: ACCEPT

 2511CH3059                                                      NC          NC
 LOG BOOK POCKET INSTALLATION - ON SECOND
 OBSERVERS SEAT LEGS
 STATUS: ACCEPT

 2520CH3538                                                     $***       $****
 INTERIOR ARRANGEMENT - 137 TOURIST CLASS AT
 33/32" PITCH WITH LAVS LA AND LB AND
 GALLEYS G1, G3 AND G4
 STATUS: ACCEPT

 2520MP3667                                                      NC          NC
 STOWAGE BIN REVISION - ADD BULLNOSE ON
 INBOARD LOWER SURFACE
 STATUS: ACCEPT

 2523CH3109                                                      NC          NC
 PSU REVISION - ADD PLACARD TO PASSENGER
 VIEWING SURFACE IN LOUNGE AREAS ONLY
 STATUS: ACCEPT

 2523CH3112                                                      NC          NC
 INSTALL NON STANDARD COLOR PSU
 STATUS: ACCEPT

Attachment to
Southwest Airlines Co.
6-1162-RLL-2036  Page  5

                                                              PRICE         F/O
                                                            PER A/P       PRICE
                                                            SWA3701 SWA3701 F/O
    CR /  TITLE                                                92 $         92$
======================================================= =========== ===========



 2523MP3119                                                      NC          NC
 INTERIOR REVISION - PSU AND PARTITION
 RELOCATION TO SUPPORT SEAT RE-PITCH
 REQUIRED FOR 16G COMPLIANCE
 STATUS: ACCEPT

 2524CH3431                                                    $***         $***
 BFE FWD RIGHT HAND WINDSCREEN/STOWAGE UNIT
 IN LIEU OF SFE
 STATUS: ACCEPT

 2524MP3488                                                      NC          NC
 FULL HEIGHT BFE STOWAGE UNIT REVISION - ADD
 BFE FLASHLIGHTS AND BFE LITERATURE POCKETS
 STATUS: ACCEPT

 2524MP3500                                                      NC          NC
 PARTITION DECORATIVE COVERING REVISION -
 ULTRALEATHER IN LIEU OF LEATHER
 STATUS: ACCEPT

 2524MP3513                                                      NC          NC
 EMERGENCY EQUIPMENT BRACKET COMMONALITY -
 SFE
 STATUS: ACCEPT

 2525MP3159                                                      NC          NC
 PASSENGER SEAT REVISION - ALL FORWARD
 FACING SEATS WITH 137 PAX
 STATUS: ACCEPT

 2528CH3189                                                    $***        $***
 SFE HALF HEIGHT STOWAGE UNIT/WINDSCREEN -
 AFT LH CABIN WITH THE AFT FACE AT STATION
 955 - WITH MEGAPHONE
 STATUS: ACCEPT

 2528CH3191                                                    $***        $***
 SFE FULL HEIGHT STOWAGE UNIT/WINDSCREEN -
 FWD LH CABIN WITH THE AFT FACE AT STATION
 355
 STATUS: ACCEPT

 2528CH3194                                                    $***        $***
 BFE HALF HEIGHT STOWAGE UNIT/WINDSCREEN -
 AFT LH CABIN WITH THE AFT FACE AT STATION
 955 - WITH MEGAPHONE
 STATUS: ACCEPT

 2528CH3195                                                    $***        $***
 BFE FULL HEIGHT STOWAGE UNIT/WINDSCREEN IN
 LIEU OF SFE - FWD LH CABIN WITH THE AFT
 FACE AT STATION 355
 STATUS: ACCEPT

Attachment to
Southwest Airlines Co.
6-1162-RLL-2036  Page  6

                                                              PRICE         F/O
                                                            PER A/P       PRICE
                                                            SWA3701 SWA3701 F/O
    CR /  TITLE                                                92 $         92$
======================================================= =========== ===========



 2528MP3217                                                      NC          NC
 CREW LUGGAGE SECURITY DEVICE
 STATUS: ACCEPT

 2530MP3613                                                      NC          NC
 G3 EXTERIOR DECORATIVE COVERING REVISION -
 ULTRASUEDE IN LIEU OF LEATHER
 STATUS: ACCEPT

 2541CH3034                                                      NC          NC
 LIQUID SOAP DISPENSER INSTALLATION
 STATUS: ACCEPT

 2550CH3153                                                      NC          NC
 CARGO COMPARTMENT LINING REVISION
 STATUS: ACCEPT

 2550CH3233                                                      NC          NC
 FWD AND AFT CARGO COMPARTMENT FLOOR PANEL
 REVISION - ALUMINUM PANELS IN LIEU OF
 CONOLITE AT ENTRYWAY
 STATUS: ACCEPT

 2550MP3259                                                      NC          NC
 TRANSVERSE CARGO NET INSTALLATION - FORWARD
 AND AFT CARGO COMPARTMENTS
 STATUS: ACCEPT

 2550MP3267                                                      NC          NC
 FORWARD AND AFT CARGO COMPARTMENT CARGO
 RESTRAINT SYSTEM
 STATUS: ACCEPT

 2622CH3013                                                      NC          NC
 APU FIRE BOTTLE REVISION - INTERCHANGEABLE
 WITH ENGINE BOTTLE
 STATUS: ACCEPT

 2841CG3095                                                      NC          NC
 FUEL QUANTITY INDICATORS ON RIGHT WING
 FUELING PANEL
 STATUS: ACCEPT

 2844CG3038                                                      NC          NC
 MEASURING STICK CONVERSION TABLES TO U.S.
 GALLONS
 STATUS: ACCEPT

 2910CH3082                                                      NC          NC
 HYDRAULIC PUMPS - AC ELECTRIC MOTOR DRIVEN
 - VICKERS IN LIEU OF ABEX
 STATUS: ACCEPT

Attachment to
Southwest Airlines Co.
6-1162-RLL-2036  Page  7

                                                              PRICE         F/O
                                                            PER A/P       PRICE
                                                            SWA3701 SWA3701 F/O
    CR /  TITLE                                                92 $         92$
======================================================= =========== ===========


 2910CG3087                                                     $***        $***
 ENGINE DRIVEN HYDRAULIC PUMP WITH VESPEL
 SPLINE - VICKERS 10-62167-3 IN LIEU OF ABEX
 10-62167-2
 STATUS: ACCEPT

 3040CH3041                                                      NC          NC
 INSTALL A TWO LRU WINDOW HEAT CONTROL
 SYSTEM - PED 1231-1 IN LIEU OF TBD
 STATUS: ACCEPT

 3040MP3049                                                      NC          NC
 INSTALL A 4 UNIT WINDOW HEAT CONTROL SYSTEM
 - OLIN 231-2 IN LIEU OF 1231-1
 STATUS: ACCEPT

 3040MP3053                                                    $***        $***
 INSTALL A BFE WINDOW HEAT CONTROL SYSTEM
 WHICH CONTAINS BITE - OLIN 231-3 IN LIEU OF
 231-2
 STATUS: ACCEPT

 3043MP3022                                                      NC          NC
 WINDSHIELD WIPER SWITCH REVISION - SINGLE
 SWITCH FOR BOTH WIPERS IN LIEU OF TWO
 SWITCHES
 STATUS: ACCEPT

 3120CH3016                                                      NC          NC
 CLOCK WIRING REVISION - FMC, DFDAU AND
 VOICE RECORDER INPUT FROM FIRST OFFICER'S
 CLOCK IN LIEU OF CAPTAIN'S CLOCK
 STATUS: ACCEPT

 3131CG3673                                                      NC          NC
 ACCELEROMETER - INSTALLATION - BFE
 ALLIEDSIGNAL INC
 STATUS: ACCEPT

 3131CG3692                                                      NC          NC
 SOLID STATE DIGITAL FLIGHT DATA RECORDER -
 INSTALLATION - BFE ALLIEDSIGNAL INC - 128
 WPS
 STATUS: ACCEPT

 3131CH3721                                                      NC          NC
 DIGITAL FLIGHT DATA ACQUISITION UNIT
 (DFDAU) - INSTALLATION - BFE ALLIEDSIGNAL
 STATUS: ACCEPT

 3162CG3013                                                      NC          NC
 EFIS/MAP DISPLAY FORMAT
 STATUS: ACCEPT

Attachment to
Southwest Airlines Co.
6-1162-RLL-2036  Page  8

                                                              PRICE         F/O
                                                            PER A/P       PRICE
                                                            SWA3701 SWA3701 F/O
    CR /  TITLE                                                92 $         92$
======================================================= =========== ===========



3162CG3016                                                      NC          NC
 FLIGHT DIRECTOR COMMAND DISPLAY - FILLED
 INTEGRATED CUE
 STATUS: ACCEPT

 3162CG3017                                                      NC          NC
 MACH AIRSPEED DISPLAY
 STATUS: ACCEPT

 3162CG3019                                                      NC          NC
 RADIO ALTITUDE DISPLAY - ROUND DIAL
 STATUS: ACCEPT

 3162CG3020                                                      NC          NC
 RADIO ALTITUDE - ABOVE ADI
 STATUS: ACCEPT

 3162CG3022                                                      NC          NC
 RISING RUNWAY DISPLAY
 STATUS: ACCEPT

 3162CG3025                                                      NC          NC
 RADIO ALTITUDE HEIGHT ALERT DISPLAY - 2500
 FEET
 STATUS: ACCEPT

 3162CG3026                                                      NC          NC
 ATTITUDE COMPARATOR - STEADY
 STATUS: ACCEPT

 3162CG3029                                                      NC          NC
 LOCALIZER BACKCOURSE POLARITY - REVERSAL
 STATUS: ACCEPT

 3162CG3032                                                      NC          NC
 MAP MODE ORIENTATION - TRACK UP
 STATUS: ACCEPT

 3162CG3038                                                      NC          NC
 MANUALLY TUNED VOR SELECTED COURSE LINES -
 DISPLAYED
 STATUS: ACCEPT

 3162CG3041                                                      NC          NC
 ADF POINTER(S) IN MAP MODE - SUPPRESSED
 STATUS: ACCEPT

 3162CG3042                                                      NC          NC
 POSITION DIFFERENCE - AUTOMATIC DISPLAY
 STATUS: ACCEPT

 3162CG3046                                                      NC          NC
 WEATHER RADAR MODE/GAIN/TILT ANGLE -
 DISPLAYED
 STATUS: ACCEPT

Attachment to
Southwest Airlines Co.
6-1162-RLL-2036  Page  9

                                                              PRICE         F/O
                                                            PER A/P       PRICE
                                                            SWA3701 SWA3701 F/O
    CR /  TITLE                                                92 $         92$
======================================================= =========== ===========



 3162CG3050                                                      NC          NC
 TCAS TRAFFIC ON MAP
 STATUS: ACCEPT

 3162CG3052                                                      NC          NC
 TCAS RESOLUTION ADVISORY ON ADI
 STATUS: ACCEPT

 3162CG3053                                                      NC          NC
 TCAS RESOLUTION ADVISORY ON IVSI
 STATUS: ACCEPT

 3162CG3057                                                      NC          NC
 ANALOG FAILURE FLAGS - DISPLAYED
 STATUS: ACCEPT

 3162CH3066                                                      NC          NC
 MACH AIRSPEED INDICATOR BUG #5 - 80 KNOTS
 STATUS: ACCEPT

 3162CH3068                                                      NC          NC
 SUPPLEMENTAL METRIC DATA INDICATIONS -
 DEACTIVATION
 STATUS: ACCEPT

 3162CH3075                                                      NC          NC
 EFIS CONTROL PANEL - EFIS/MAP DISPLAY
 FORMAT
 STATUS: ACCEPT

 3162MP3128                                                      NC          NC
 ANALOG FAILURE FLAG - DELETE
 STATUS: ACCEPT

 3162MP3129                                                      NC          NC
 SUPPLEMENTAL METRIC DATA INDICATIONS -
 ACTIVATION
 STATUS: ACCEPT

 3162MP3131                                                      NC          NC
 ENHANCED MACH AIRSPEED DISPLAY
 STATUS: ACCEPT

 3162MP3132                                                      NC          NC
 WEATHER RADAR RANGE INDICATORS - RANGE
 MARKS
 STATUS: ACCEPT

 3240CH3220                                                      NC          NC
 NOSE LANDING GEAR WHEELS - BENDIX
 STATUS: ACCEPT

Attachment to
Southwest Airlines Co.
6-1162-RLL-2036  Page  10

                                                              PRICE         F/O
                                                            PER A/P       PRICE
                                                            SWA3701 SWA3701 F/O
    CR /  TITLE                                                92 $         92$
======================================================= =========== ===========



 3240CH3221                                                      NC          NC
 MAIN LANDING GEAR WHEELS AND BRAKES -
 BENDIX
 STATUS: ACCEPT

 3240MP3258                                                      NC          NC
 NOSE LANDING GEAR - INSTALL 737-300
 ALLIEDSIGNAL WHEEL IN LIEU OF EXISTING
 STATUS: ACCEPT

 3245CH3029                                                      NC          NC
 TIRES - INSTALLATION OF SFE GOODYEAR TIRES
 STATUS: ACCEPT

 3324CH3010                                                      NC          NC
 CEILING MOUNTED LIGHTED EXIT SIGN -
 RELOCATION
 STATUS: ACCEPT

 3343CH3034                                                      NC          NC
 ANTI-COLLISION LIGHT - SWITCH NOMENCLATURE
 REVISION
 STATUS: ACCEPT

 3345CH3020                                                      NC          NC
 LOGO LIGHTS - SYSTEM DEACTIVATION
 STATUS: ACCEPT

 3345MP3029                                                      NC          NC
 REACTIVATION OF LOGO LIGHT SYSTEM
 STATUS: ACCEPT

 3350MP3079                                                      NC          NC
 EGRESS LIGHTING REVISION TO ACCOMMODATE ALL
 FORWARD FACING SEAT CONFIGURATION
 STATUS: ACCEPT

 3423CH3021                                                      NC          NC
 INSTALL BFE STANDBY ATTITUDE INDICATOR
 WITHOUT ILS DEVIATION DISPLAY IN LIEU OF
 SFE INDICATOR
 STATUS: ACCEPT

 3423CH3026                                                      NC          NC
 STANDBY INDICATOR - SFE SEXTANT IN LIEU OF
 BFE JET
 STATUS: ACCEPT

 3431CG3051                                                      NC          NC
 ILS - INSTALLATION - BFE ALLIEDSIGNAL INC
 STATUS: ACCEPT

Attachment to
Southwest Airlines Co.
6-1162-RLL-2036  Page  11

                                                              PRICE         F/O
                                                            PER A/P       PRICE
                                                            SWA3701 SWA3701 F/O
    CR /  TITLE                                                92 $         92$
======================================================= =========== ===========



 3433CG3058                                                      NC          NC
 LOW RANGE RADIO ALTIMETER (LRRA) -
 INSTALLATION - BFE ALLIEDSIGNAL INC
 STATUS: ACCEPT

 3435CH3028                                                    $***        $***
 FLIGHT DYNAMICS CAPTAIN ONLY HEAD UP
 GUIDANCE SYSTEM - PARTIAL PROVISIONS
 STATUS: ACCEPT

 3443CH3118                                                    $***        $***
 WEATHER RADAR SYSTEM - ARINC 708A SINGLE
 WEATHER RADAR SYSTEM WITH PREDICTIVE
 WINDSHEAR - PARTIAL PROVISIONS
 STATUS: ACCEPT

 3443CH3154                                                      NC          NC
 ARINC 708 WEATHER RADAR SYSTEM -
 INSTALLATION - BFE ALLIEDSIGNAL INC (WITH
 DEACTIVATED PREDICTIVE WINDSHEAR FEATURE
 R/T RDR-4B)
 STATUS: ACCEPT

 3445CH3197                                                      NC          NC
 TCAS II - INSTALLATION - BFE ALLIEDSIGNAL
 INC
 STATUS: ACCEPT

 3451CG3005                                                      NC          NC
 VOR/MARKER BEACON - INSTALLATION - BFE
 ALLIEDSIGNAL INC
 STATUS: ACCEPT

 3455CG3120                                                      NC          NC
 DISTANCE MEASURING EQUIPMENT (DME) -
 INSTALLATION - BFE ALLIEDSIGNAL INC
 (SCANNING)
 STATUS: ACCEPT

 3457CG3088                                                      NC          NC
 AUTOMATIC DIRECTION FINDER (ADF) -
 INSTALLATION - BFE ALLIEDSIGNAL INC
 STATUS: ACCEPT

 3457CG3092                                                      NC          NC
 AUTOMATIC DIRECTION FINDER (ADF) CONTROL
 PANEL - INSTALLATION - BFE GABLES
 ENGINEERING INC
 STATUS: ACCEPT

 3457MP3132                                                      NC          NC
 ADF CONTROL PANEL REVISION - ADD GABLES
 G7402-05 IN LIEU OF EXISTING
 STATUS: ACCEPT

Attachment to
Southwest Airlines Co.
6-1162-RLL-2036  Page  12

                                                              PRICE         F/O
                                                            PER A/P       PRICE
                                                            SWA3701 SWA3701 F/O
    CR /  TITLE                                                92 $         92$
======================================================= =========== ===========



 3457MP3133                                                      NC          NC
 ADF ANTENNA REVISION - ADD ALLIEDSIGNAL
 2041683-7507 IN LIEU OF EXISTING
 STATUS: ACCEPT

 3458CH3091                                                      NC          NC
 GPS PROVISIONS - ADD COMPONENTS REQUIRED TO
 PROVIDE COMPLETE PROVISIONS
 STATUS: ACCEPT

 3458CH3092                                                    $***        $***
 GLOBAL POSITIONING SYSTEM (GPS) -
 INSTALLATION - HONEYWELL INC (SUPPLEMENTAL
 NAVIGATION CERTIFICATION)
 STATUS: ACCEPT

 3461CG3403                                                      NC          NC
 BUYER FURNISHED NAVIGATION DATA BASE
 STATUS: ACCEPT

 3461CH3485                                                      NC          NC
 VERTICAL NAVIGATION (VNAV)
 ACTIVATE/DEACTIVATE SERVICE BULLETIN
 STATUS: ACCEPT

 3461CH3489                                                   $***         $***
 FLIGHT MANAGEMENT COMPUTER SYSTEM REVISION
 - CERTIFICATION FOR SINGLE COMPUTER
 OPERATION ONLY
 STATUS: ACCEPT

 3510CG3089                                                      NC          NC
 CREW OXYGEN - 114 CU. FT. IN LIEU OF 76 CU.
 FT. CYLINDER
 STATUS: ACCEPT

 3830MP3025                                                      NC          NC
 INSTALLATION OF PNEUDRAULICS INC. 4"
 SERVICE PANEL LAVATORY DRAIN VALVE P/N 9569
 IN LIEU OF CURRENT SHAW VALVE
 STATUS: ACCEPT

 3831MP3019                                                    $***        $***
 GRAY WATER DRAIN ROUTING REVISION - LEVEL
 LINE IN LIEU OF SLANTED LINE
 STATUS: ACCEPT

 3832CH3071                                                      NC          NC
 VACUUM LAVATORY SYSTEM IN LIEU OF
 RECIRCULATING LAVATORY - LAVS A AND B
 STATUS: ACCEPT

 3910CH3113                                                      NC          NC
 RELOCATE ATC CONTROL PANEL
 STATUS: ACCEPT

                                                              PRICE         F/O
                                                            PER A/P       PRICE
                                                            SWA3701 SWA3701 F/O
    CR /  TITLE                                                92 $         92$
======================================================= =========== ===========


 3910CH3122                                                      NC          NC
 AFT ELECTRONICS PANEL ARRANGEMENT
 STATUS: ACCEPT

 5100CH3026                                                      NC          NC
 ADDITIONAL CORROSION PROTECTION BENEATH
 GALLEYS AND LAVS
 STATUS: ACCEPT

 5100CH3027                                                      NC          NC
 FWD AND AFT CARGO DOOR REVISION - INSTALL
 HEAVY DUTY SKIN
 STATUS: ACCEPT

 5100MP3030                                                      NC          NC
 REMOVE ADDITIONAL CORROSION PROTECTION
 ADDED BY CR 5100CH3026
 STATUS: ACCEPT

 5220MP3012                                                      NC          NC
 OVERWING HATCH ASSIST HANDLE REVISION -
 INSTALL RECESSED HANDLE IN LIEU OF
 PROTRUDING HANDLE
 STATUS: ACCEPT

 7200CG3244                                                      IB          IB
 AIRPLANE PERFORMANCE: CFM56-7 ENGINES WITH
 OPERATIONAL THRUST OF 22,000 LBS. FOR
 737-600,-700
 STATUS: ACCEPT

 7900CG3026                                                      NC          NC
 LUBRICATING OIL - ESSO/EXXON TURBO OIL 2380
 STATUS: ACCEPT


      CR'S   138                                 TOTAL         $***       $***

6-1162-RLL-2037




Southwest Airlines Co.
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:          Letter Agreement No. 6-1162-RLL-2037 to
                  Purchase Agreement No. 1810 - Reconciliation of the Aircraft Basic Price

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1810 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of Model 737-7H4 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.     Reconciliation of the Aircraft Basic Price

       During the course of recent negotiations, Boeing and Buyer reviewed and mutually agreed to the pricing for the Aircraft. The price elements for the prices set forth in Article 3.2 of the Agreement are documented in the Attachment to this Letter Agreement.

2.     Confidential Treatment

       Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.


Very truly yours,

THE BOEING COMPANY



By    /s/ R. Leo Lyons
  ------------------------
Its   Attorney-in-Fact
   -----------------------

ACCEPTED AND AGREED TO as of this

date: February 26, 1997

SOUTHWEST AIRLINES CO.



By   /s/ Gary A. Barron
  ------------------------
Its  EVP-COO
   -----------------------

Attachment ***

6-1162-RLL-2073




Southwest Airlines Co.
P.O. Box 36611
Dallas, Texas 75235-1611

Subject:       Letter Agreement No. 6-1162-RLL-2073 to
               Purchase Agreement No. 1810 - ***

Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1810 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of Model 737-7H4 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.     Customized Maintenance Training for Buyer

       Buyer and Boeing agree that the maintenance training, as described below, will be provided to Buyer in lieu of the maintenance training as described in Exhibit C, Part A, Paragraphs 3.1, 3.2, 3.3 and 3.4 of the Agreement.

***

5.     Confidential Treatment

       Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934R1.

Very truly yours,

THE BOEING COMPANY



By    /s/ R. Leo Lyons
  ------------------------
Its   Attorney-in-Fact
    ----------------------

Southwest Airlines Co.
6-1162-RLL-2073   Page 2

ACCEPTED AND AGREED TO as of this

date: February 26, 1997

SOUTHWEST AIRLINES CO.



By   /s/ Gary A. Barron
  ------------------------
Its  EVP-COO
    ----------------------